UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

380 Madison Avenue, 21st Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report(s) to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

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WisdomTree Trust

Currency, Fixed Income and Alternative Funds

Annual Report

August 31, 2011

Currency Income Funds:

WisdomTree Dreyfus Brazilian Real Fund (BZF)

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

WisdomTree Dreyfus Commodity Currency Fund (CCX)

WisdomTree Dreyfus Emerging Currency Fund (CEW)

WisdomTree Dreyfus Euro Fund (EU)

WisdomTree Dreyfus Indian Rupee Fund (ICN)

WisdomTree Dreyfus Japanese Yen Fund (JYF)

WisdomTree Dreyfus New Zealand Dollar Fund (BNZ)

WisdomTree Dreyfus South African Rand Fund (SZR)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Alternative Funds:

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the Trust. “Dreyfus” is a registered mark of The Dreyfus Corporation and is licensed for use by the Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Investment Objective of the Funds

The WisdomTree Dreyfus Euro Fund (“Euro Fund”) and the WisdomTree Dreyfus Japanese Yen Fund (“Japanese Yen Fund”) both seek to earn current income reflective of money market rates within their jurisdiction available to foreign investors.

The WisdomTree Dreyfus Brazilian Real Fund (“Brazilian Real Fund”), WisdomTree Dreyfus Chinese Yuan Fund (“Chinese Yuan Fund”), WisdomTree Dreyfus Indian Rupee Fund (“Indian Rupee Fund”), WisdomTree Dreyfus New Zealand Dollar Fund (“New Zealand Dollar Fund”), and WisdomTree Dreyfus South African Rand Fund (“South African Rand Fund”) each seeks to achieve total returns reflective of both money market rates within their jurisdiction available to foreign investors and changes in the value of the respective currency relative to the U.S. dollar.

The WisdomTree Dreyfus Emerging Currency Fund (“Emerging Currency Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes in the value of the currencies relative to the U.S. dollar.

The WisdomTree Dreyfus Commodity Currency Fund (“Commodity Currency Fund”) seeks to achieve total returns reflective of both money market rates in selected commodity-producing countries available to foreign investors and changes in the value of the currencies relative to the U.S. dollar.

The WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”) seeks a high level of total return consisting of both income and capital appreciation.

The WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”) seeks a high level of total return consisting of both income and capital appreciation.

The WisdomTree Global Real Return Fund (“Global Real Return Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) seeks to provide investors with positive total returns in rising or falling markets.

Economic Environment

Paced by robust activity in emerging market countries, the global economy expanded further over the year ended August 31, 2011. This economic growth masked persisting imbalances between emerging market and developed market economies. The strength in emerging market economies contrasted with disappointing recoveries in the U.S., Europe, and Japan. Emerging market central banks tightened policy in the face of inflationary pressures; developed market leaders enacted further accommodative policies to stimulate growth and address debt solvency issues.

Investor sentiment and expectations for growth and inflation hinged on the perceived effectiveness of policies enacted by developed market leaders. Bailout packages from the European Union and a second round of quantitative easing by the Federal Reserve created a supportive environment for riskier assets in the fall of 2010 through the first few months of 2011. By April, Federal Reserve policy actions began to fade without a corresponding pick up in the economy. The Japanese earthquake also exerted a negative influence on global economic growth. Despite the downturn in economic data, investor sentiment remained elevated until late spring, when lack of political progress in Europe and the U.S. renewed concerns over sovereign debt in Europe and fiscal imbalances in the U.S. At the same time, policy paralysis amid weakening economic trends in the U.S. and Europe sparked sharp revisions in market expectations for future growth. Investor sentiment faded significantly into the close of the fiscal year.

WisdomTree Currency, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

Foreign Exchange and Fixed Income Markets

Investors with broad-based exposures to emerging market currencies, fixed income securities or investments tied to commodity-producing countries generally were rewarded during the fiscal year ended August 31, 2011. Both short-term and long-term interest rates provided an attractive income stream relative to U.S. and other developed market fixed income investments. The currencies of many emerging market and commodity-producing countries also appreciated against the U.S. dollar.

Market participants linked global growth and inflation prospects to the effectiveness of U.S. and European leaders in addressing structural imbalances and limiting the adverse effects of the Greek debt crisis. For most of September through April, confidence that U.S. and European leaders were addressing the imbalances raised expectations of continued recovery. Over this period, currencies of emerging market and commodity-producing countries appreciated against the U.S. dollar. The euro also rose in value relative to the U.S. dollar.

Global long-term interest rates rose during much of the first half of the period. This was largely due to inflationary pressures in the emerging markets and the prospect of long-term interest rates rising to more normal levels (“rate normalization” in the U.S. and Europe). Short-term interest rates in developed countries remained at historically low levels, with the exception of the European Central Bank, which increased rates modestly. Over the course of the reporting period, emerging market central banks lifted short-term rates successively in an attempt to quell inflationary pressures.

While the high level of monetary and fiscal accommodation among developed market nations was viewed as a “necessary evil” by many members of the global economic community, these policies contributed to the significant appreciation of some non-U.S. currencies against the U.S. dollar. In order to help keep the cost of their exports competitive and limit the potential negative impacts of currency appreciation, several emerging market countries imposed taxes and capital controls to stem the pace of appreciation against the U.S. dollar. Brazil, for example, increased taxes on foreign exchange transactions associated with purchases of fixed income securities. Other countries pursued similar impediments, such as increasing withholding taxes on net income from foreign investment.

Global interest rates peaked in March as confidence in the global recovery ebbed in response to the devastating earthquake and tsunami in Japan. Political uncertainty regarding the Middle Eastern uprisings and renewed concerns about the debt crisis among the smaller countries in the Euro Area also drove risk aversion. As the summer progressed, delays in a credible solution to the European sovereign debt crisis readjusted investor focus to the politics associated with developed market growth. The legislative logjam that triggered the downgrade of U.S. long-term debt by ratings agency Standard & Poor’s began to weigh heavily on investor confidence in risky assets. Emerging market central banks largely paused from further monetary policy tightening and the Federal Reserve suggested that economic conditions mandated that interest rates would be held at exceptionally low levels through at least mid-2013. In this environment, perceived safe haven currencies such as the Swiss franc and Japanese yen appreciated the most relative to the U.S. dollar. As the summer came to a close, most emerging market currencies traded sideways or depreciated against the U.S. dollar. Emerging market currencies in Europe and the euro weakened significantly on escalating concerns about sovereign debt and the banking system’s stability.

The decline in sentiment accelerated rapidly in August, with equity markets losing significant value during the month. Several currencies associated strongly with equity market portfolio flows, such as the Indian rupee, depreciated sharply against the U.S. dollar. Emerging market fixed income markets remained mostly resilient in August, with benchmarks for both the Emerging Markets Local Debt Fund and Asia Local Debt Fund posting positive returns for the month. Declines in global interest rates were a primary contributor to this resiliency. Long-term interest rates for emerging market local debt eventually ended the period unchanged to marginally lower when compared to previous yields last August.

2	WisdomTree Currency, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

Fixed Income and Currency Funds’ Performance

For the fiscal year ended August 31, 2011, each currency and fixed income Fund generated positive performance on net asset value (“NAV”) for the year or the period since its inception (the Commodity Currency Fund and the Asia Local Debt Fund were both launched during the fiscal year).

Fixed Income Funds

Income and currency appreciation were the primary drivers behind the Emerging Markets Local Debt Fund’s return of 12.64% on NAV for the fiscal year ended August 31, 2011. The contribution of bond price movements to overall Fund performance was relatively muted due to increases in interest rates in emerging markets. From mid-October to early March, increases in long-term interest rates in the emerging market countries negatively impacted Fund returns. From March until fiscal year end, downward revisions to global growth triggered a sharp decline in rates and bolstered overall Fund returns. Among the Fund’s country exposures, Brazil, Indonesia, Mexico, South Africa and Poland were strong overall contributors to performance. Weaker performance from investments in Turkey and Thailand moderated Fund performance. The Fund underperformed its industry reference benchmark, the JPMorgan GBI-EM Global Diversified Index, which returned 13.89% versus the Fund’s return of 12.64%. The Fund’s underperformance can be attributed largely to an underweight to Europe and an overweight to Asia.

On March 17, 2011, the Asia Local Debt Fund was launched. The Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in local currency debt of a broad range of Asian countries. While the Fund is actively managed, it utilizes the HSBC Asian Local Bond Index as a benchmark for performance. The HSBC Asian Local Bond Index tracks the total return performance of liquid bonds denominated in the local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand. It is a commonly used benchmark by many mutual funds and separate accounts investing in the asset class. For the period March 17, 2011 through August 31, 2011, the Fund returned 7.66% on NAV as compared to 7.67% for the HSBC Asian Local Bond Index. The Fund’s underperformance can be largely attributed to an underweight exposure to Indonesia, which performed well during the period.

Changes to the Fixed Income Funds. In July 2011, the country and debt exposures of both the Asia Local Debt Fund and the Emerging Markets Local Debt Fund were reassessed within the context of their structured investment process. While the existing exposures were retained for the Asia Local Debt Fund, the following changes were made to target exposures for the Emerging Markets Local Debt Fund. The group of constituent countries expanded to 15, with the addition of China. Russia was also given greater weight within the Fund due to improving liquidity in Russia’s bond and foreign exchange markets.

Currency Funds

Income return was a strong driver of performance over the last year as many countries moved to normalize rates in response to recovery from the global financial crisis. Among the single currency Funds, 4 of the 7 Funds produced total returns which exceeded the change in the value of their respective underlying currencies by more than 2.5% (see pages 6 to 14 herein for a discussion of standardized performance for each Fund). The two strongest performing Funds were the Brazilian Real Fund and the New Zealand Dollar Fund. The Brazilian Real Fund gained 17.98% on NAV, exceeding the 10.44% appreciation in the real versus the U.S. dollar. The New Zealand Dollar Fund returned 24.85% on NAV, with spot currency movements contributing 21.90% to the return. The Indian Rupee Fund, which returned 7.86% on NAV, and the South African Rand Fund which gained 11.00% on NAV, both produced returns that exceeded spot rate returns.

WisdomTree Currency, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (continued)

The Japanese Yen Fund returned 9.47% on NAV as repatriation flows boosted the spot rate return of the yen relative to the U.S. dollar by 9.81%. Low interest rates and Fund expenses were largely responsible for underperformance against the spot rate.

The Emerging Currency Fund posted an 8.44% return on NAV over the fiscal year. The Fund underperformed its reference benchmark, the JP Morgan Emerging Local Markets Index Plus, by 0.69%. Regional selection drove the underperformance. The Fund’s limited exposure to Eastern Europe, which generally performed well, was a primary contributor to the underperformance compared to the benchmark.

The Commodity Currency Fund posted an 11.06% return on NAV over the period from inception on September 24, 2010 through the end of the period. The Fund underperformed its equally weighted currency composite by 0.75%. Management fees, trading costs, and contract maturity selection accounted for the majority of the performance differential.

The Chinese Yuan Fund posted a 4.50% gain on NAV, but underperformed the relative movement in the spot currency of 6.73%. The Fund invests in a combination of U.S. money market instruments and forward currency contracts. A forward currency contract is an agreement to buy or sell a specific currency at a future date at an agreed upon rate. Because many investors expect the yuan to appreciate relative to the U.S. dollar over time, a portion of this expected appreciation can become priced into the rate of forward currency contracts, making such contracts more expensive than the levels seen in the spot market. This premium between the forward’s price and the spot price combined with the Fund’s expenses produced the Fund’s underperformance.

With respect to the Euro Fund, marginal increases on euro money markets provided some interest return against the stagnant policy rates in the U.S. In addition, the euro gained 13.29% on a spot rate basis against the U.S. dollar during the period. This helped the Euro Fund gain 13.53% on NAV.

Changes to the Currency Funds. Changes were implemented to the Emerging Currency Fund and the Chinese Yuan Fund over the past year.

As part of the Emerging Currency Fund’s annual currency selection review in July, the Fund’s Investment Committee decided to remove the Taiwanese dollar and Israeli shekel from the Fund. The decision to remove the Taiwanese dollar was based on the Taiwan Central Bank’s policy of persistent currency intervention. The Israeli shekel was removed due to the currency’s deliverability and full convertibility, Israel’s classification as a High Income country by the World Bank, and Israel’s membership in the Organisation for Economic Co-operation and Development (OECD). As a result of these events, the Fund’s Investment Committee now classifies the Israeli shekel as a developed market currency. The Committee added the Indonesian rupiah and the Russian ruble to the Fund as constituent currencies. Increased trading volume and improved liquidity in the rupiah, as well as greater conviction in the Russian government’s commitments to foreign exchange regime liberalization, were key factors in choosing these replacement currencies. Additionally, in light of recent market developments in China, deliverable Chinese yuan forward contracts traded in the offshore market in Hong Kong (CNH) replaced positions in the non-deliverable forward contracts as the preferred means of access for Chinese yuan exposure.

The portfolio of the Chinese Yuan Fund was also modified towards the end of the fiscal year. The Committee expanded the Fund’s range of investment options to incorporate recent developments in yuan-denominated assets traded in offshore markets in Hong Kong. Investments in time deposits and deliverable forward contracts denominated in yuan were added to the Fund’s current allocation of non-deliverable forward contracts supported by U.S. money market investments.

Alternative Funds’ Performance

The Managed Futures Strategy Fund was launched on January 5, 2011. For the period since the Fund’s inception through the fiscal year ended on August 31, 2011, most

4	WisdomTree Currency, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

commodities markets finished higher. On the back of the Federal Reserve’s second round of quantitative easing, most risk-related assets rose in price as investors positioned for increases in economic activity. For the first four months of the period, soft agricultural goods, metals, and energy led the charge in higher prices. In May, prices reversed course on renewed concerns about the effects of the European credit crisis on global growth. All commodity groups, with the exception of U.S. interest rate futures, finished the month lower. This period of risk aversion continued through the remainder of the period as most commodity groups struggled to find a trend. The largest beneficiary of the change in sentiment was the precious metals group, as gold futures rallied over 21% in July and August on refocused concerns in Europe and the downgrade of the U.S. credit rating. The lack of a clear trend across commodity markets had a negative impact on the Fund and the Fund declined 0.56% on NAV for the period.

The Global Real Return Fund was launched on July 14, 2011. The Fund seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons. The Fund pursues an investment strategy that combines a portfolio of global inflation-linked debt with disciplined exposures to long and short positions in commodities. For the period from inception through August 31, 2011, the Fund returned 1.34% on NAV. The Fund underperformed its reference benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Bond Index, which returned 2.75%. This underperformance was largely due to losses from the Fund’s positions in commodity strategies.

WisdomTree Currency, Fixed Income and Alternative Funds	5

Performance Summary (unaudited)

WisdomTree Dreyfus Brazilian Real Fund (BZF)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
Citigroup, Inc., 0.09%, 9/01/11††	27.2%
U.S. Treasury Bill, 0.02%, 9/01/11	16.6%
U.S. Treasury Bill, 0.06%, 10/20/11	14.1%
U.S. Treasury Bill, 0.01%, 12/01/11	10.4%
U.S. Treasury Bill, 0.14%, 1/19/12	9.5%
U.S. Treasury Bill, 0.12%, 1/26/12	6.9%
U.S. Treasury Bill, 0.01%, 9/15/11	6.2%
U.S. Treasury Bill, 0.04%, 9/08/11	6.2%
U.S. Treasury Bill, 0.01%, 12/22/11	6.2%
U.S. Treasury Bill, 0.02%, 10/13/11	5.8%
*	The ten largest holdings are subject to change and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus Brazilian Real Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 17.98% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 7.54% for the fiscal year. This was largely due to the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.45%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	17.98%	9.00%	9.79%
Fund Market Price Returns	17.72%	8.92%	9.29%
Brazilian real	10.44%	0.93%	1.31%
JPMorgan Emerging Local Markets Index Plus (ELMI+) Brazil	19.33%	10.74%	11.63%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
Citigroup, Inc., 0.09%, 9/01/11††	22.4%
U.S. Treasury Bill, 0.12%, 1/26/12	15.1%
U.S. Treasury Bill, 0.04%, 10/20/11	13.4%
U.S. Treasury Bill, 0.02%, 10/13/11	11.6%
U.S. Treasury Bill, 0.14%, 1/19/12	11.6%
U.S. Treasury Bill, 0.13%, 1/12/12	7.0%
U.S. Treasury Bill, 0.01%, 9/01/11	4.2%
U.S. Treasury Bill, 0.02%, 12/01/11	4.2%
Standard Chartered Bank, 0.37%, 9/29/11	3.6%
Royal Bank of Scotland PLC, 0.36%, 9/29/11	3.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus Chinese Yuan Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 4.50% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund underperformed the change in the spot currency rate by 2.23% for the fiscal year. This was largely the result of market expectations for yuan appreciation which went unrealized over the fiscal year.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.45%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	4.50%	1.38%	1.89%
Fund Market Price Returns	4.62%	1.37%	1.60%
Chinese yuan	6.73%	2.35%	2.85%
JPMorgan Emerging Local Markets Index Plus (ELMI+) China	5.07%	2.80%	3.21%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Dreyfus Commodity Currency Fund (CCX)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Holdings* as of 8/31/11

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 10/20/11	26.9%
Citigroup, Inc., 0.09%, 9/01/11††	18.5%
U.S. Treasury Bill, 0.14%, 1/19/12	13.8%
U.S. Treasury Bill, 0.12%, 1/26/12	13.7%
U.S. Treasury Bill, 0.01%, 9/08/11	12.4%
U.S. Treasury Bill, 0.00%, 9/15/11	12.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus Commodity Currency Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected commodity-producing countries available to foreign investors and changes in value of such countries’ currencies relative to the U.S. dollar. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. The Fund may invest in the currencies of commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. Although this Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 11.06% on net asset value (“NAV”) for the period from September 24, 2010 through August 31, 2011 (for more complete performance information please see below). The Fund underperformed its benchmark, the Equal-Weighted Commodity Currency Composite, by 0.75%. Management fees accounted for the majority of the performance differential.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.55%.

Performance as of 8/31/11

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	11.06%
Fund Market Price Returns	11.21%
Equal-Weighted Commodity Currency Composite	11.81%

[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on September 24, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus Emerging Currency Fund (CEW)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Holdings* as of 8/31/11

Description	% of Net Assets
Citigroup, Inc., 0.09%, 9/01/11††	27.0%
U.S. Treasury Bill, 0.14%, 1/19/12	19.2%
U.S. Treasury Bill, 0.12%, 1/26/12	16.4%
U.S. Treasury Bill, 0.02%, 10/13/11	10.5%
U.S. Treasury Bill, 0.04%, 10/20/11	10.3%
U.S. Treasury Bill, 0.13%, 1/12/12	8.5%
U.S. Treasury Bill, 0.03%, 9/08/11	5.5%
U.S. Treasury Bill, 0.01%, 12/15/11	2.6%
U.S. Treasury Bill, 0.02%, 9/22/11	1.2%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus Emerging Currency Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes in value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 8.44% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund underperformed its industry benchmark the JP Morgan Emerging Local Markets Index Plus by 0.88%. This was largely due to its higher strategic concentration in Asian and Latin American currencies, which underperformed Eastern European currencies over the last year.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.55%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	8.44%	8.09%
Fund Market Price Returns	8.69%	7.69%
Equal-Weighted Emerging Currency Composite	9.24%	8.98%
JPMorgan Emerging Local Markets Index Plus (ELMI+)	9.32%	8.37%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Dreyfus Euro Fund (EU)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
French Treasury Bill, 0.65%, 9/29/11	21.9%
German Treasury Bill, 0.32%, 9/28/11	19.1%
UBS AG, 0.70%, 9/09/11	10.7%
Royal Bank of Scotland PLC, 0.70%, 9/09/11	10.7%
Royal Bank of Scotland PLC, 0.70%, 9/02/11	10.7%
UBS AG, 0.90%, 9/02/11	10.7%
Barclays Bank PLC, 0.65%, 9/09/11	10.4%
Citibank NA, 0.65%, 9/09/11	10.4%
Standard Chartered PLC, 0.57%, 9/09/11	10.4%
Barclays Bank PLC, 0.68%, 9/02/11	10.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Dreyfus Euro Fund (the “Fund”) seeks to earn current income reflective of money market rates within the European Union available to foreign investors. The Fund also seeks to maintain liquidity and preserve capital measured in euros. Although the euro is a developed market currency, it has recently experienced periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 13.53% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 0.24% for the fiscal year. This was the result of the interest income from the Fund’s euro-denominated money market instruments.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.35%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	13.53%	-0.19%	-1.36%
Fund Market Price Returns	13.76%	-0.08%	-1.36%
Euro	13.29%	-0.74%	-2.13%
Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index	14.24%	0.43%	-0.69%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus Indian Rupee Fund (ICN)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Holdings* as of 8/31/11

Description	% of Net Assets
Citigroup, Inc., 0.09%, 9/01/11††	24.0%
U.S. Treasury Bill, 0.14%, 1/19/12	21.0%
U.S. Treasury Bill, 0.04%, 10/20/11	17.6%
U.S. Treasury Bill, 0.01%, 9/15/11	12.4%
U.S. Treasury Bill, 0.12%, 1/26/12	12.4%
U.S. Treasury Bill, 0.02%, 10/13/11	10.4%
U.S. Treasury Bill, 0.04%, 9/08/11	4.2%
Invesco Treasury Fund Private Class, 0.02%	0.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus Indian Rupee Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar. The Indian rupee is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 7.86% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 5.79% for the fiscal year. This was the result of the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.45%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	7.86%	3.71%	3.09%
Fund Market Price Returns	7.92%	3.80%	2.93%
Indian rupee	2.07%	-1.65%	-2.45%
JPMorgan Emerging Local Markets Index Plus (ELMI+) India	8.56%	5.47%	4.53%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Dreyfus Japanese Yen Fund (JYF)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Holdings* as of 8/31/11

Description	% of Net Assets
Mizuho International PLC, 0.05%, 9/09/11	24.0%
Mizuho International PLC, 0.05%, 9/02/11	24.0%
UBS AG, 0.02%, 9/09/11	24.0%
Royal Bank of Scotland, 0.10%, 9/01/11††	24.0%
UBS AG, 0.01%, 9/02/11	23.9%
Japan Treasury Bill, 0.09%, 10/03/11, Series 204	12.5%
Japan Treasury Bill, 0.10%, 11/21/11, Series 217	12.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by Japanese Government Bond.

The WisdomTree Dreyfus Japanese Yen Fund (the “Fund”) seeks to earn current income reflective of money market rates in Japan available to foreign investors. The Fund also seeks to maintain liquidity and preserve capital measured in Japanese yen. The yen is a developed market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 9.47% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund underperformed the change in the spot currency rate by 0.34% for the fiscal year. This was largely due to the low level of interest rates available from the yen-denominated money market instruments combined with the impact of Fund expenses.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.35%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	9.47%	12.18%	9.40%
Fund Market Price Returns	9.83%	12.19%	9.32%
Japanese yen	9.81%	12.38%	9.58%
Merrill Lynch Japanese Yen One-Month LIBID Constant Maturity Index	9.88%	12.60%	9.84%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 21, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus New Zealand Dollar Fund (BNZ)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
Citigroup, Inc., 0.09%, 9/01/11††	24.9%
U.S. Treasury Bill, 0.13%, 1/12/12	15.2%
U.S. Treasury Bill, 0.14%, 1/19/12	14.3%
U.S. Treasury Bill, 0.12%, 1/26/12	11.4%
U.S. Treasury Bill, 0.00%, 11/25/11	9.5%
U.S. Treasury Bill, 0.00%, 9/15/11	7.0%
U.S. Treasury Bill, 0.01%, 9/08/11	6.7%
U.S. Treasury Bill, 0.01%, 9/22/11	5.7%
U.S. Treasury Bill, 0.04%, 10/20/11	1.9%
Invesco Treasury Fund Private Class, 0.02%	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus New Zealand Dollar Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in New Zealand available to foreign investors and changes in value of the New Zealand dollar relative to the U.S. dollar. The New Zealand dollar is a developed market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the fund to maintain a constant share price.

The Fund returned 24.85% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 2.95% for the fiscal year. This was the result of the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.45%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	24.85%	9.68%	7.13%
Fund Market Price Returns	25.30%	9.81%	6.91%
New Zealand dollar	21.90%	6.68%	3.88%
Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index	25.32%	10.38%	7.79%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on June 25, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Dreyfus South African Rand Fund (SZR)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Holdings* as of 8/31/11

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 10/20/11	31.5%
U.S. Treasury Bill, 0.02%, 10/13/11	23.3%
Citigroup, Inc., 0.09%, 9/01/11††	22.4%
U.S. Treasury Bill, 0.12%, 1/26/12	17.5%
U.S. Treasury Bill, 0.01%, 12/15/11	5.9%
U.S. Treasury Bill, 0.14%, 1/19/12	2.7%
Invesco Treasury Fund Private Class, 0.02%	0.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Dreyfus South African Rand Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in South Africa available to foreign investors and changes in value of the South African rand relative to the U.S. dollar. The South African rand is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the funds to maintain a constant share price.

The Fund returned 11.00% on net asset value (“NAV”) for the fiscal year ended August 31, 2011 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 5.61% for the fiscal year. This was the result of the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.45%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	11.00%	10.64%	11.69%
Fund Market Price Returns	10.76%	10.57%	11.41%
South African rand	5.39%	3.17%	3.90%
JPMorgan Emerging Local Markets Index Plus (ELMI+) South Africa	11.65%	11.60%	12.72%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on June 25, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
Singapore Government Bond, 1.63%, 4/01/13	5.3%
Singapore Government Bond, 2.50%, 10/01/12	4.9%
Dreyfus Institutional Preferred Money Market Fund, 0.02%	4.6%
Republic of Philippines, 4.95%, 1/15/21	4.0%
Australian Government Bond, 6.25%, 4/15/15, Series 119	4.0%
Korea Treasury Bond, 3.75%, 6/10/13, Series 1306	3.9%
New Zealand Government, 6.00%, 4/15/15, Series 415	3.8%
U.S. Treasury Bill, 0.11%, 1/19/12	3.8%
Malaysian Government, 3.43%, 8/15/14, Series 0211	3.2%
Korea Treasury Bond, 4.00%, 9/10/15, Series 1509	3.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of specified Asian market countries.

The Fund returned 7.66% on net asset value (“NAV”) since its inception on March 17, 2011 through August 31, 2011 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the HSBC Asian Local Bond Index, by 0.01%. The Fund’s underperformance can be largely attributed to an underweight exposure to Indonesia, which performed well during the period.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.55%.

Performance as of 8/31/11

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	7.66%
Fund Market Price Returns	7.80%
HSBC Asian Local Bond Index	7.67%

[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

#	Amount represents less than 0.05%.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
Citigroup, Inc., 0.09%, 9/01/11††	4.0%
Russia Foreign Bond, 7.85%, 3/10/18	3.7%
Federal Republic of Brazil, 10.25%, 1/10/28	3.7%
Federal Republic of Brazil, 12.50%, 1/05/16	3.5%
Dreyfus Institutional Preferred Money Market Fund, 0.09%	3.2%
Republic of Chile, 5.50%, 8/05/20	2.8%
Malaysian Government, 3.84%, 8/12/15, Series 0110	2.8%
Malaysian Government, 4.01%, 9/15/17, Series 0210	2.7%
Malaysian Government, 3.43%, 8/15/14, Series 0211	2.6%
Indonesia Government, 7.38%, 9/15/16, Series FR55	2.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of emerging market countries.

The Fund returned 12.64% on net asset value (“NAV”) for the period ended August 31, 2011 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the JP Morgan Global Bond Index – Emerging Markets Global Diversified Index, by 1.59%. This was largely the result of its higher concentration in Asian fixed income securities and currencies, which underperformed Eastern European fixed income securities over the period.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.55%.

Performance as of 8/31/11

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	12.64%	11.57%
Fund Market Price Returns	11.91%	10.95%
JPMorgan GBI-EM Global Diversified Index	14.23%	12.33%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Global Real Return Fund (RRF) (consolidated)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Ten Holdings* as of 8/31/11

Description	% of Net Assets
Dreyfus Institutional Preferred Money Market Fund, 0.02%	16.3%
U.S. Treasury Bill, 0.14%, 1/19/12	11.8%
U.S. Treasury Bill, 0.12%, 1/26/12	7.9%
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/25	5.9%
U.S. Treasury Inflation Indexed Note, 1.13%, 1/15/21	5.8%
U.S. Treasury Inflation Indexed Note, 1.38%, 1/15/20	5.8%
U.S. Treasury Inflation Indexed Note, 2.13%, 1/15/19	5.6%
Swedish Government Index Linked Bond, 4.00%, 12/01/20, Series 3102	4.6%
Australian Index Linked Bond, 4.00%, 8/20/20, Series 20CI	4.5%
Morgan Stanley, 5.40%, 5/15/15	4.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Global Real Return Fund (the “Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The Fund returned 1.34% on net asset value (“NAV”) since its inception on July 14, 2011 through August 31, 2011 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index, by 1.41%. This was largely the result of the negative performance of its allocation to commodity strategies.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.60%.

Performance as of 8/31/11

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	1.34%
Fund Market Price Returns	1.22%
BofA Merrill Lynch Global Diversified Inflation-Linked Index	2.75%

[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on July 14, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	17

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/11

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time.

Top Holdings* as of 8/31/11

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 10/13/11	81.6%
Dreyfus Institutional Preferred Money Market Fund, 0.02%	13.7%
U.S. Treasury Bill, 0.03%, 9/22/11	1.9%
U.S. Treasury Bill, 0.00%, 2/09/12	0.1%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns.

The Fund returned -0.56% on net asset value (“NAV”) since its inception on January 5, 2011 through August 31, 2011 (for more complete performance information please see below). The Fund underperformed its performance benchmark, the Diversified Trends Indicator Index, by 0.76% during the period. This was primarily due to management fees and transaction costs.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. The annual expense ratio of the Fund during the period was 0.95%.

Performance as of 8/31/11

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-0.56%
Fund Market Price Returns	-0.84%
Diversified Trends Indicator Index	0.20%

[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on January 5, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Currency, Fixed Income and Alternative Funds

Description of Terms and Indices (un audited)

Below are descriptions of certain terms and of each index referenced in this report.

Euro Area:

The area encompassing the European Union Member States whose currency is the euro and in which there is a single monetary policy. It currently comprises Belgium, Germany, Greece, Spain, Estonia, Ireland, France, Italy, Cyprus, Luxembourg, Malta, the Netherlands, Austria, Portugal, Slovenia, Slovakia and Finland.

Forward Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

Spot Rate:

A “spot” rate is the foreign exchange market price at which a currency will be delivered on the settlement date. Spot rate is the starting point for all foreign exchange transactions. The “spot” return rate is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate.

Swap:

A swap is an agreement between two parties to exchange payments based on a reference asset, which may be a currency or interest rate, but also may be a single asset, a pool of assets or an index of assets.

BofA Merrill Lynch Global Diversified Inflation-Linked Index:

The BofA Merrill Lynch Global Diversified Inflation-Linked Index is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency.

Diversified Trends Indicator (“DTI”):

The Diversified Trends Indicator is a long/short rules-based index constructed of 24 liquid commodity and financial futures contracts comprised of 10 sectors. Each month the DTI index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 39.5% commodities and 60.5% financials (when energy is flat). The sectors are positioned either long or short depending on the current market environment. The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Commodity Currency Composite:

A composite incorporating equal-weighted exposures to the currencies within the Commodity Currency Fund was constructed as a benchmark for Fund performance. Returns for the individual emerging market currencies are represented by the return of the country subindices of the JP Morgan Emerging Local Market Index Plus. Returns for the individual developed market countries are represented by the returns of the Merrill Lynch one-month Constant Maturity LIBID index for each country. The JP Morgan indices use a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the returns for emerging

WisdomTree Currency, Fixed Income and Alternative Funds	19

Description of Terms and Indices (unaudited)

currency positions. The Merrill Lynch indices track a consistent investment in one-month bank deposits denominated in the specified currency. Within the composite, currency exposures are rebalanced back to equal-weight at the end of the month in which the Fund rebalances its portfolio. Changes to currencies within the Fund are reflected in the composite at the end of the month they are added to, or deleted from, the Fund.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Fund was constructed as an additional gauge of Emerging Currency Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JPMorgan Emerging Local Markets Index Plus. Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or non-deliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

HSBC Asian Local Bond Index (ALBI):

The ALBI tracks the total return performance of a bond portfolio which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries/regions: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

JPMorgan Emerging Local Markets Index Plus (ELMI+):

The JPMorgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JPMorgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The JPMorgan Emerging Local Markets Index Plus and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries. The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JPMorgan Emerging Local Markets Index Plus (ELMI+) China:

The JPMorgan Emerging Local Markets Index Plus and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries. The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JPMorgan Emerging Local Markets Index Plus (ELMI+) India:

The JPMorgan Emerging Local Markets Index Plus and its underlying country and regional sub indices track the total returns for local-currency denominated money market instruments in emerging market countries. The India subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Indian rupee money market instruments. The returns are reported in U.S. dollar terms.

20	WisdomTree Currency, Fixed Income and Alternative Funds

Description of Terms and Indices (unaudited) (continued)

JPMorgan Emerging Local Markets Index Plus (ELMI+) South Africa:

The JPMorgan Emerging Local Markets Index Plus and its underlying country and regional sub indices track the total returns for local-currency denominated money market instruments in emerging market countries. The South Africa subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in South African rand money market instruments. The returns are reported in U.S. dollar terms.

JPMorgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JPMorgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The Index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

LIBID is the London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index:

The Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month euro-denominated bank deposits.

Merrill Lynch Japanese Yen One-Month LIBID Constant Maturity Index:

The Merrill Lynch Japanese Yen One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month Japanese yen-denominated bank deposits.

Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index:

The Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

Return on the Underlying Currency Relative to the U.S. Dollar:

New Zealand dollar; South African rand; Brazilian real; euro; Japanese yen

Currency return calculated by WisdomTree as the percentage difference between the end of period spot rate and the beginning of period spot rate.

Source: WM Reuters London closing rates.

Chinese yuan; Indian rupee

Currency return calculated by WisdomTree as the percentage difference between the end of period spot rate and the beginning of period spot rate.

Source: Tullett Prepon Singapore closing rates.

WisdomTree Currency, Fixed Income and Alternative Funds	21

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011, for all Funds other than the WisdomTree Asia Local Debt Fund and the WisdomTree Global Real Return Fund. For the Asia Local Debt Fund the period is from March 17, 2011* to August 31, 2011. For the WisdomTree Global Real Return Fund the period is from July 14, 2011* to August 31, 2011.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/01/11 to 8/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Commencement of investment operations.

22	WisdomTree Currency, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/01/11	Ending Account Value 8/31/11	Annualized Expense Ratio Based on the Period 3/01/11 to 8/31/11	Expenses Paid During the Period† 3/01/11 to 8/31/11
WisdomTree Dreyfus Brazilian Real Fund
Actual	$1,000.00	$1,076.90	0.45%	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.45%	$2.32
WisdomTree Dreyfus Chinese Yuan Fund
Actual	$1,000.00	$1,016.54	0.45%	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.45%	$2.32
WisdomTree Dreyfus Commodity Currency Fund
Actual	$1,000.00	$1,053.07	0.55%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.55%	$2.83
WisdomTree Dreyfus Emerging Currency Fund
Actual	$1,000.00	$1,020.98	0.55%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.55%	$2.83
WisdomTree Dreyfus Euro Fund
Actual	$1,000.00	$1,044.33	0.35%	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.42	0.35%	$1.81
WisdomTree Dreyfus Indian Rupee Fund
Actual	$1,000.00	$1,010.19	0.45%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.45%	$2.32
WisdomTree Dreyfus Japanese Yen Fund
Actual	$1,000.00	$1,069.66	0.35%	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.42	0.35%	$1.81
WisdomTree Dreyfus New Zealand Dollar Fund
Actual	$1,000.00	$1,148.91	0.45%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.45%	$2.32
WisdomTree Dreyfus South African Rand Fund
Actual	$1,000.00	$1,016.75	0.45%	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.45%	$2.32
WisdomTree Asia Local Debt Fund*
Actual	$1,000.00	$1,076.57	0.55%	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.55%	$2.83
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$1,083.66	0.55%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.55%	$2.83
WisdomTree Global Real Return Fund**
Actual	$1,000.00	$1,013.40	0.60%	$0.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	0.60%	$3.08
WisdomTree Managed Futures Strategy Fund
Actual	$1,000.00	$971.20	0.95%	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.95%	$4.86
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period), except for actual return information which reflects the 168 day period for WisdomTree Asia Local Debt Fund and 49 day period for WisdomTree Global Real Return Fund.

*	Commencement of investment operations for the WisdomTree Asia Local Debt Fund is March 17, 2011.

**	Commencement of investment operations for the WisdomTree Global Real Return Fund is July 14, 2011.

WisdomTree Currency, Fixed Income and Alternative Funds	23

Schedule of Investments

WisdomTree Dreyfus Brazilian Real Fund (BZF)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 88.5%
Treasury Bills – 88.5%
U.S. Treasury Bills
0.02%, 9/01/11*	$80,000,000	$79,999,982
0.04%, 9/08/11*	30,000,000	29,999,737
0.01%, 9/15/11*	30,000,000	29,999,898
0.02%, 10/13/11*	27,900,000	27,899,684
0.06%, 10/20/11*	68,000,000	67,998,887
0.01%, 12/01/11*	50,000,000	49,998,150
0.01%, 12/15/11*	10,000,000	9,999,720
0.01%, 12/22/11*	30,000,000	29,998,830
0.13%, 1/12/12*	21,550,000	21,548,211
0.14%, 1/19/12*	45,600,000	45,597,766
0.12%, 1/26/12*	33,000,000	32,998,317

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $425,990,505)		426,039,182
MONEY MARKET FUND – 0.6%
Invesco Treasury Fund Private Class, 0.02%(a)
(Cost: $2,917,558)	2,917,558	2,917,558
REPURCHASE AGREEMENT – 27.2%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11, Proceeds at maturity – $130,994,228 (fully collateralized by Fannie Mae, 4.00% due 03/01/41 and Freddie Mac, 3.50% – 5.50% due
11/01/25 – 06/01/41;
Market value – $137,543,596)

(Cost: $130,993,901)	130,993,901	130,993,901
TOTAL INVESTMENTS IN SECURITIES – 116.3% (Cost: $559,901,964)		559,950,641
Liabilities in Excess of Cash and Other Assets – (16.3)%		(78,697,486)

NET ASSETS – 100.0%		$481,253,155
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

24	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 69.5%
Treasury Bills – 69.5%
U.S. Treasury Bills
0.01%, 9/01/11*	$24,000,000	$23,999,994
0.04%, 9/08/11*	10,000,000	9,999,912
0.00%, 9/15/11*	2,800,000	2,800,000
0.02%, 10/13/11*	66,000,000	65,999,253
0.04%, 10/20/11*	76,000,000	75,998,756
0.02%, 12/01/11*	24,000,000	23,999,112
0.13%, 1/12/12*	40,000,000	39,996,680
0.14%, 1/19/12*	65,717,400	65,714,180
0.12%, 1/26/12*	86,000,000	85,995,614

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $394,414,539)		394,503,501
TIME DEPOSITS – 10.8%
Banks – 10.8%
Barclays Bank PLC 0.25%, 9/29/11	130,000,000 CNH	20,453,115
Royal Bank of Scotland PLC 0.36%, 9/29/11	130,031,360 CNH	20,458,049
Standard Chartered Bank 0.37%, 9/29/11	130,032,472 CNH	20,458,224

TOTAL TIME DEPOSITS (Cost: $61,176,887)		61,369,388
MONEY MARKET FUND – 0.5%
Invesco Treasury Fund Private Class, 0.02%(a)
(Cost: $2,861,066)	2,861,066	2,861,066
REPURCHASE AGREEMENT – 22.4%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $127,533,974 (fully collateralized by Fannie Mae, 4.00% – 5.00% due 2/01/25 – 3/01/41 and Freddie Mac, 3.50% due 1/01/26; Market value – $133,910,338)

(Cost: $127,533,655)	127,533,655	127,533,655
TOTAL INVESTMENTS IN SECURITIES – 103.2% (Cost: $585,986,147)		586,267,610
Liabilities in Excess of Other Assets – (3.2)%		(18,385,069)

NET ASSETS – 100.0%		$567,882,541

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

CNH – Offshore Chinese Renminbi

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	25

Schedule of Investments

WisdomTree Dreyfus Commodity Currency Fund (CCX)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 79.2%
Treasury Bills – 79.2%
U.S. Treasury Bills
0.01%, 9/08/11*	$10,000,000	$9,999,984
0.00%, 9/15/11*	10,000,000	9,999,983
0.04%, 10/20/11*	21,700,000	21,699,644
0.14%, 1/19/12*	11,100,000	11,099,456
0.12%, 1/26/12*	11,000,000	10,999,439

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $63,787,418)		63,798,506
REPURCHASE AGREEMENT – 18.5%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $14,911,516 (fully collateralized by Fannie Mae, 5.00% – 5.50% due 9/01/35 – 5/01/40; Market value – $15,657,502)

(Cost: $14,911,479)	14,911,479	14,911,479
TOTAL INVESTMENTS IN SECURITIES – 97.7% (Cost: $78,698,897)		78,709,985
Cash and Other Assets in Excess of Liabilities – 2.3%		1,849,719

NET ASSETS – 100.0%		$80,559,704
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

26	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus Emerging Currency Fund (CEW)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 74.2%
Treasury Bills – 74.2%
U.S. Treasury Bills
0.03%, 9/08/11*	$32,000,000	$31,999,763
0.02%, 9/22/11*	6,900,000	6,899,962
0.02%, 10/13/11*	61,500,000	61,499,304
0.04%, 10/20/11*	60,500,000	60,499,010
0.01%, 12/15/11*	15,000,000	14,999,580
0.13%, 1/12/12*	50,000,000	49,995,850
0.14%, 1/19/12*	112,300,000	112,294,497
0.12%, 1/26/12*	96,000,000	95,995,104

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $434,063,322)		434,183,070
MONEY MARKET FUND – 0.5%
Invesco Treasury Fund Private Class, 0.02%(a)
(Cost: $2,939,312)	2,939,312	2,939,312
REPURCHASE AGREEMENT – 27.0%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $158,013,303 (fully collateralized by Fannie Mae, 3.50% – 5.50%, due 1/01/26 – 3/01/41 and Freddie Mac, 5.00% – 6.00%, due 4/01/37 - 7/01/39; Market value – $165,913,553)

(Cost: $158,012,908)	158,012,908	158,012,908
TOTAL INVESTMENTS IN SECURITIES – 101.7% (Cost: $595,015,542)		595,135,290
Liabilities in Excess of Cash and Other Assets – (1.7)%		(9,724,722)

NET ASSETS – 100.0%		$585,410,568
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	27

Schedule of Investments

WisdomTree Dreyfus Euro Fund (EU)

August 31, 2011

Investments	Principal Amount	Value
TIME DEPOSITS – 105.5%
Banks – 105.5%
Barclays Bank PLC
0.68%, 9/02/11	380,000 EUR	$547,124
0.65%, 9/09/11	380,050 EUR	547,196
Citibank NA
0.65%, 9/02/11	380,000 EUR	547,124
0.65%, 9/09/11	380,048 EUR	547,193
Royal Bank of Scotland PLC
0.70%, 9/02/11	390,590 EUR	562,372
0.70%, 9/09/11	390,643 EUR	562,448
Standard Chartered PLC
0.55%, 9/02/11	380,000 EUR	547,124
0.57%, 9/09/11	380,041 EUR	547,182
UBS AG
0.90%, 9/02/11	390,590 EUR	562,371
0.70%, 9/09/11	390,658 EUR	562,470

TOTAL TIME DEPOSITS (Cost: $5,534,717)		5,532,604
FOREIGN GOVERNMENT OBLIGATIONS – 41.0%
Sovereign – 41.0%
French Treasury Bill 0.65%, 9/29/11*	800,000 EUR	1,151,252
German Treasury Bill 0.32%, 9/28/11*	696,000 EUR	1,001,869

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $2,153,987)		2,153,121
TOTAL INVESTMENTS IN SECURITIES – 146.5% (Cost: $7,688,704)		7,685,725
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (46.5)%		(2,439,588)

NET ASSETS – 100.0%		$5,246,137

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

EUR – Euro

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

28	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus Indian Rupee Fund (ICN)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 78.0%
Treasury Bills – 78.0%
U.S. Treasury Bills
0.04%, 9/08/11*	$1,000,000	$999,991
0.01%, 9/15/11*	3,000,000	2,999,991
0.02%, 10/13/11*	2,500,000	2,499,972
0.04%, 10/20/11*	4,250,000	4,249,930
0.14%, 1/19/12*	5,050,000	5,049,753
0.12%, 1/26/12*	3,000,000	2,999,847

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $18,795,472)		18,799,484
MONEY MARKET FUND – 0.6%
Invesco Treasury Fund Private Class, 0.02%(a)
(Cost: $148,725)	148,725	148,725
REPURCHASE AGREEMENT – 24.0%
Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $5,791,965 (fully collateralized by Freddie Mac, 4.00% due 5/01/25; Market value – $6,081,549)
(Cost: $5,791,951)	5,791,951	5,791,951
TOTAL INVESTMENTS IN SECURITIES – 102.6% (Cost: $24,736,148)		24,740,160
Liabilities in Excess of Cash and Other Assets – (2.6)%		(635,780)

NET ASSETS – 100.0%		$24,104,380

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	29

Schedule of Investments

WisdomTree Dreyfus Japanese Yen Fund (JYF)

August 31, 2011

Investments	Principal Amount	Value

TIME DEPOSITS – 95.9%
Banks – 95.9%
Mizuho International PLC
0.05%, 9/02/11	250,031,774 JPY	$3,269,672
0.05%, 9/09/11	250,034,205 JPY	3,269,703
UBS AG
0.01%, 9/02/11	250,027,885 JPY	3,269,620
0.02%, 9/09/11	250,028,371 JPY	3,269,627

TOTAL TIME DEPOSITS (Cost: $13,056,888)		13,078,622
FOREIGN GOVERNMENT OBLIGATIONS – 24.9%
Sovereign – 24.9%
Japan Treasury Bills
0.09%, 10/03/11, Series 204*	130,000,000 JPY	1,699,771
0.10%, 11/21/11, Series 217*	130,000,000 JPY	1,699,632

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $3,304,651)		3,399,403
REPURCHASE AGREEMENT – 24.0%

Repurchase agreement dated 8/31/11, 0.10% due 9/01/11 with Royal Bank of Scotland; Proceeds at maturity – 250,006,940 JPY (fully collateralized by Japan Government Bond, 1.40% due 3/20/12; Market value – $3,270,271)

(Cost: $3,269,338)	250,006,246 JPY	3,269,338
TOTAL INVESTMENTS IN SECURITIES – 144.8% (Cost: $19,630,877)		19,747,363
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (44.8)%		(6,110,663)

NET ASSETS – 100.0%		$13,636,700

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

JPY – Japanese yen

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

30	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus New Zealand Dollar Fund (BNZ)

August 31, 2011

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 71.7%
Treasury Bills – 71.7%
U.S. Treasury Bills
0.01%, 9/08/11*	$3,500,000	$3,499,997
0.00%, 9/15/11*	3,700,000	3,700,000
0.01%, 9/22/11*	3,000,000	2,999,989
0.04%, 10/20/11*	1,000,000	999,984
0.00%, 11/25/11*	5,000,000	4,999,735
0.13%, 1/12/12*	8,000,000	7,999,336
0.14%, 1/19/12*	7,500,000	7,499,632
0.12%, 1/26/12*	6,000,000	5,999,694

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $37,689,150)		37,698,367
MONEY MARKET FUND – 0.5%
Invesco Treasury Fund Private Class, 0.02%(a)
(Cost: $285,392)	285,392	285,392
REPURCHASE AGREEMENT – 24.9%
Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $13,083,797 (fully collateralized by Fannie Mae, 5.00% due 5/01/40; Market value – $13,737,953)
(Cost: $13,083,764)	13,083,764	13,083,764
TOTAL INVESTMENTS IN SECURITIES – 97.1% (Cost: $51,058,306)		51,067,523
Other Assets in Excess of Liabilities – 2.9%		1,546,466

NET ASSETS – 100.0%		$52,613,989

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	31

Schedule of Investments

WisdomTree Dreyfus South African Rand Fund (SZR)

August 31, 2011

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 80.9%
Treasury Bills – 80.9%
U.S. Treasury Bills
0.02%, 10/13/11*	$1,990,000	$1,989,977
0.04%, 10/20/11*	2,700,000	2,699,956
0.01%, 12/15/11*	500,000	499,986
0.14%, 1/19/12*	232,600	232,589
0.12%, 1/26/12*	1,500,000	1,499,923

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $6,921,564)		6,922,431
MONEY MARKET FUND – 0.6%
Invesco Treasury Fund Private Class, 0.02%(a)
(Cost: $54,258)	54,258	54,258
REPURCHASE AGREEMENT – 22.4%
Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $1,920,578 (fully collateralized by Freddie Mac, 4.00% due 5/01/25; Market value – $2,016,602)
(Cost: $1,920,574)	1,920,574	1,920,574
TOTAL INVESTMENTS IN SECURITIES – 103.9% (Cost: $8,896,396)		8,897,263
Liabilities in Excess of Other Assets – (3.9)%		(336,216)

NET ASSETS – 100.0%		$8,561,047

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

32	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2011

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS – 74.1%
Sovereign Agency – 3.5%
New South Wales Treasury Corp. 6.00%, 4/01/16, Series 16(a)	10,462,000 AUD	$11,864,474
Queensland Treasury Corp. 6.50%, 4/23/12	6,810,000 AUD	7,391,944
7.13%, 9/18/17	3,960,000 NZD	3,749,612

Total Sovereign Agency		23,006,030
Sovereign Bonds – 70.6%
Australian Government Bond 6.25%, 4/15/15, Series 119	22,514,000 AUD	26,079,133
China Government Bond 1.00%, 12/01/13	75,000,000 CNY	11,870,776
3.30%, 10/27/14	17,220,000 CNY	2,911,090
1.80%, 12/01/15	66,000,000 CNY	10,607,589
2.48%, 12/01/20	35,500,000 CNY	5,655,289
Eurofima 5.63%, 10/24/16	2,700,000 AUD	2,968,864
Hong Kong Government Bond 1.69%, 12/22/14	83,400,000 HKD	11,152,987
1.65%, 6/15/15	70,800,000 HKD	9,482,636
1.52%, 12/21/15	77,850,000 HKD	10,382,578
Indonesia Government 11.00%, 12/15/12, Series FR23	96,406,000,000 IDR	12,203,646
11.25%, 5/15/14, Series FR51	45,196,000,000 IDR	6,068,796
7.38%, 9/15/16, Series FR55	148,154,000,00 IDR	18,390,559
Korea Treasury Bond 3.75%, 6/10/13, Series 1306	27,070,000,000 KRW	25,502,790
4.50%, 3/10/15, Series 1503	19,720,000,000 KRW	19,050,868
4.00%, 9/10/15, Series 1509	21,030,000,000 KRW	20,021,502
Malaysian Government 3.21%, 5/31/13, Series 0509	47,810,000 MYR	16,064,961
3.43%, 8/15/14, Series 0211	62,060,000 MYR	20,938,894
3.84%, 8/12/15, Series 0110	53,420,000 MYR	18,259,056
4.01%, 9/15/17, Series 0210	46,130,000 MYR	15,857,246
New Zealand Government 6.50%, 4/15/13, Series 413	1,960,000 NZD	1,763,717
6.00%, 4/15/15, Series 415	27,389,000 NZD	25,279,788
Philippine Government Bond 6.25%, 1/27/14, Series 5-67	69,970,000 PHP	1,778,225
7.00%, 1/27/16, Series 7-48	22,670,000 PHP	587,403
6.38%, 1/19/22, Series 1054	86,100,985 PHP	2,116,654
Republic of Philippines 4.95%, 1/15/21(a)	1,087,000,000 PHP	26,319,808
Singapore Government Bond 2.50%, 10/01/12	37,900,000 SGD	32,319,392
1.63%, 4/01/13	41,012,000 SGD	34,940,791
2.25%, 6/01/21	6,330,000 SGD	5,565,456
Thailand Government Bond 5.25%, 7/13/13	399,780,000 THB	13,745,736
5.25%, 5/12/14	350,000,000 THB	12,213,190
3.13%, 12/11/15	596,639,000 THB	19,669,876
4.13%, 11/18/16	479,450,000 THB	16,515,461
2.80%, 10/10/17	297,245,000 THB	9,561,807

Total Sovereign Bonds		465,846,564
TOTAL FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS (Cost: $474,702,561)		488,852,594

Investments	Principal Amount	Value

SUPRANATIONAL BONDS – 16.4%
Banks – 16.4%
Asian Development Bank 5.50%, 2/15/16	6,275,000 AUD	$6,912,916
2.85%, 10/21/20	14,500,000 CNY	2,380,421
European Bank for Reconstruction & Development 5.25%, 8/15/12	192,100,000 INR	4,237,255
5.50%, 10/19/12	39,550,000 INR	877,658
6.75%, 2/19/13	72,770,000,000 IDR	8,800,966
5.25%, 6/06/14	220,000,000 INR	5,009,969
European Investment Bank 6.00%, 4/22/14	68,640,000,000 IDR	8,220,631
7.25%, 2/22/15	65,600,000,000 IDR	8,111,398
Inter-American Development Bank 0.50%, 1/29/13	400,000 NZD	326,140
2.50%, 3/11/13	293,000,000 INR	6,272,618
4.75%, 1/10/14	775,450,000 INR	17,386,583
6.25%, 6/22/16	1,360,000 NZD	1,245,434
International Bank for Reconstruction & Development 2.30%, 2/26/13	8,570,000,000 KRW	8,128,587
3.72%, 3/14/13	243,000 NZD	208,101
5.38%, 12/15/14	5,010,000 NZD	4,475,319
International Finance Corp. 5.75%, 6/24/14	11,106,000 AUD	12,328,463
1.80%, 1/27/16	5,000,000 CNY	801,890
Kreditanstalt Fuer Wiederaufbau 7.50%, 7/17/12	58,800,000,000 IDR	7,069,368
Nordic Investment Bank 6.00%, 4/06/15	4,900,000 AUD	5,459,652
TOTAL SUPRANATIONAL BONDS (Cost: $104,050,863)		108,253,369
U.S. GOVERNMENT OBLIGATIONS – 6.2%
Treasury Bills – 6.2%
U.S. Treasury Bills 0.11%, 1/19/12*(a)	$25,000,000	24,998,775
0.06%, 1/26/12*(a)	16,000,000	15,999,184
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $40,985,544)		40,997,959
MONEY MARKET FUND – 4.6%
Dreyfus Institutional Preferred Money Market Fund, 0.02%(d)
(Cost: $30,385,910)	30,385,910	30,385,910
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.6%
Dreyfus Institutional Preferred Money Market Fund, 0.09%(b)
(Cost: $50,410,430)(c)	50,410,430	50,410,430
TOTAL INVESTMENTS IN SECURITIES – 108.9% (Cost: $700,535,308)		718,900,262
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (8.9)%		(58,813,978))

NET ASSETS—100.0%		$660,086,284

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	33

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2011

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

CNY – Chinese yuan

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MYR – Malaysian ringgit

NZD – New Zealand dollar

PHP – Philippines peso

SGD – Singapore dollar

THB – Thai baht

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Interest rate shown reflects yield as of August 31, 2011.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $50,020,033 and the total market value of the collateral held by the fund was $50,410,430.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

34	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2011

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS – 78.2%
Sovereign Agency – 0.1%
Kommunekredit
8.00%, 7/05/13	19,000,000 MXN	$1,633,286

Sovereign Bonds – 78.1%
China Government Bond
1.00%, 12/01/13	70,500,000 CNY	11,157,623
3.30%, 10/27/14	26,380,000 CNY	4,459,615
1.80%, 12/01/15	164,500,000 CNY	26,438,613
2.48%, 12/01/20	40,000,000 CNY	6,371,856
Federal Republic of Brazil
12.50%, 1/05/16(a)	66,841,000 BRL	50,187,566
12.50%, 1/05/22	1,360,000 BRL	1,104,647
10.25%, 1/10/28	73,565,000 BRL	52,225,499
Indonesia Government
12.50%, 3/15/13, Series FR33	42,396,000,000 IDR	5,534,891
11.00%, 10/15/14, Series FR26	75,811,000,000 IDR	10,240,944
9.50%, 6/15/15, Series FR27	148,828,000,000 IDR	19,545,775
10.75%, 5/15/16, Series FR30	53,118,000,000 IDR	7,392,852
7.38%, 9/15/16, Series FR55	255,428,000,000 IDR	31,706,628
10.00%, 7/15/17, Series FR28	50,000,000,000 IDR	6,916,026
11.00%, 11/15/20, Series FR31	50,000,000,000 IDR	7,511,819
8.25%, 7/15/21, Series FR53	73,228,000,000 IDR	9,450,317
8.38%, 9/15/26, Series FR56	238,351,000,000 IDR	30,218,203
Korea Treasury Bond
3.75%, 6/10/13, Series 1306	23,490,000,000 KRW	22,130,053
4.50%, 3/10/15, Series 1503	24,703,160,000 KRW	23,864,941
5.00%, 6/10/20, Series 2006	21,158,920,000 KRW	21,620,674
Malaysian Government
3.43%, 8/15/14, Series 0211	109,135,000 MYR	36,821,886
3.84%, 8/12/15, Series 0110	115,650,000 MYR	39,529,387
3.81%, 2/15/17, Series 0207	21,970,000 MYR	7,497,905
4.01%, 9/15/17, Series 0210	112,907,000 MYR	38,811,923
4.38%, 11/29/19, Series 0902	57,002,000 MYR	20,119,088
Mexican Bonos Desarr
9.50%, 12/18/14, Series MI10	290,979,000 MXN	26,972,904
7.75%, 12/14/17, Series M10	324,587,000 MXN	29,738,150
8.50%, 12/13/18, Series M10	230,414,000 MXN	21,936,928
Nota do Tesouro Nacional
10.00%, 1/01/13	6,390,000 BRL	3,966,041
Philippine Government
7.00%, 1/27/16, Series 7-48	14,200,000 PHP	367,936
6.38%, 1/19/22, Series 1054	273,457,923 PHP	6,722,522
Poland Government Bond
5.75%, 4/25/14, Series 0414	66,840,000 PLN	23,817,336
5.50%, 10/25/19, Series 1019	71,838,000 PLN	24,968,198
5.25%, 10/25/20, Series 1020	62,199,000 PLN	21,156,271
5.75%, 9/23/22, Series 0922	65,348,000 PLN	22,906,264
Republic of Chile
5.50%, 8/05/20	17,234,500,000 CLP	40,276,378
Republic of Colombia
12.00%, 10/22/15	33,466,000,000 COP	24,003,006
7.75%, 4/14/21(a)	33,722,000,000 COP	22,208,966
Republic of Peru
8.60%, 8/12/17	48,632,000 PEN	21,105,111
7.84%, 8/12/20	45,230,000 PEN	19,241,620
8.20%, 8/12/26	19,770,000 PEN	8,868,421

Republic of Philippines
4.95%, 1/15/21	1,057,000,000 PHP	$25,593,410
Republic of South Africa
8.25%, 9/15/17, Series R203	108,990,000 ZAR	16,358,957
7.25%, 1/15/20, Series R207	174,106,000 ZAR	24,043,930
10.50%, 12/21/26, Series R186	160,604,000 ZAR	28,113,014
Russia Foreign Bond
7.85%, 3/10/18	1,455,000,000 RUB	53,076,883
Thailand Government Bond
5.25%, 5/12/14	499,175,000 THB	17,418,626
3.13%, 12/11/15	675,680,000 THB	22,275,684
4.13%, 11/18/16	631,010,000 THB	21,736,200
2.80%, 10/10/17	240,500,000 THB	7,736,428
5.13%, 3/13/18	406,565,000 THB	14,865,180
Turkey Government Bond
10.00%, 6/17/15	50,642,000 TRY	31,211,508
9.00%, 1/27/16	6,300,000 TRY	3,769,027
10.50%, 1/15/20	46,310,000 TRY	29,755,588

Total Sovereign Bonds		1,105,069,218
TOTAL FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS (Cost: $1,072,885,742)		1,106,702,504
SUPRANATIONAL BONDS – 15.2%
Banks – 15.2%
Asian Development Bank
12.00%, 2/21/12	1,680,000 TRY	1,001,189
13.50%, 6/27/12	550,000 TRY	337,273
9.25%, 4/30/13	14,180,000 BRL	9,321,640
6.55%, 1/28/15	43,850,000 MXN	3,736,436
European Bank for Reconstruction & Development
6.00%, 2/14/12	11,850,000 RUB	416,586
9.25%, 9/10/12	7,735,000 BRL	4,999,892
8.00%, 2/18/13	64,410,000 ZAR	9,494,092
6.75%, 2/19/13	45,330,000,000 IDR	5,482,311
6.50%, 2/09/15	59,610,000 RUB	2,091,332
6.75%, 5/12/17	242,100,000 RUB	8,446,407
European Investment Bank
6.25%, 6/14/12	16,300,000 RUB	569,919
4.15%, 1/25/13	201,800,000 PHP	4,978,728
6.25%, 3/11/13	211,900,000 RUB	7,412,029
10.00%, 9/10/13	4,125,000 TRY	2,564,413
8.00%, 10/21/13	38,630,000 ZAR	5,731,646
8.50%, 11/04/14	32,350,000 ZAR	4,907,050
9.63%, 4/01/15	11,100,000 TRY	7,072,568
5.00%, 8/03/15	87,000,000 PHP	2,241,272
6.50%, 12/15/15	88,150,000 RUB	3,065,456
14.00%, 7/05/16	5,360,000 TRY	3,990,064
6.50%, 9/30/16	147,900,000 RUB	5,080,494
6.75%, 6/13/17	10,190,000 RUB	354,332
Inter-American Development Bank
9.50%, 1/06/14	5,980,000 BRL	3,981,395
6.50%, 6/04/14	18,930,000,000 IDR	2,295,204
8.00%, 1/26/16	24,692,000 MXN	2,277,395
7.50%, 12/05/24	167,197,000 MXN	14,346,062
International Bank for Reconstruction & Development
3.25%, 1/24/13	844,000,000 CLP	1,806,508

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	35

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2011

Investments	Principal Amount	Value

International Bank for Reconstruction & Development
5.00%, 7/01/13	84,250,000 MXN	$6,964,889
6.50%, 9/11/13	176,640,000 MXN	15,059,055
6.25%, 12/11/13	217,300,000 RUB	7,702,063
5.25%, 11/24/14	41,550,000 RUB	1,423,635
8.75%, 3/01/17	30,680,000 ZAR	4,789,442
7.50%, 3/05/20	51,310,000 MXN	4,658,050
International Finance Corp.
11.25%, 7/17/12	30,440,000 TRY	18,475,191
9.25%, 9/16/13	12,965,000 BRL	8,575,986
8.25%, 1/15/14	8,210,000 BRL	5,357,514
5.75%, 2/24/15	10,000,000 RUB	342,608
7.38%, 3/04/15	11,490,000 ZAR	1,726,574
6.00%, 1/28/16	128,810,000 MXN	11,094,565
Kreditanstalt Fuer Wiederaufbau
6.35%, 5/22/12	20,000,000 RUB	712,887
7.50%, 7/17/12	47,260,000,000 IDR	5,681,945
Landwirtschaftliche Rentenbank
8.50%, 2/22/16	27,550,000 MXN	2,527,155
Nordic Investment Bank
10.00%, 5/14/13	4,085,000 BRL	2,714,717

TOTAL SUPRANATIONAL BONDS (Cost: $212,582,244)		215,807,969
U.S. GOVERNMENT OBLIGATIONS – 0.0%
Treasury Bills – 0.0%
U.S. Treasury Bill
0.14%, 1/19/12*
(Cost: 499,722)	500,000	499,975
MONEY MARKET FUND – 0.6%
Invesco Treasury Fund Private Class, 0.02%(d)
(Cost: $8,171,996)	8,171,996	8,171,996
REPURCHASE AGREEMENT – 4.0%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/11, 0.09% due 9/01/11; Proceeds at maturity – $56,002,006 (fully collateralized by Fannie Mae, 4.50% due 5/01/25 – 5/01/41 and Freddie Mac, 5.50% due 5/01/38; Market value – $58,801,960)

(Cost: $56,001,867)	56,001,867	56,001,867
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.2%
Dreyfus Institutional Preferred Money Market Fund, 0.09%(b)
(Cost: $44,934,371)(c)	44,934,371	44,934,371
TOTAL INVESTMENTS IN SECURITIES – 101.2%
(Cost: $1,395,075,942)		1,432,118,682
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.2)%		(16,413,214)

NET ASSETS – 100.0%		$1,415,705,468

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

BRL – Brazilian real

CLP – Chilean peso

CNY – Chinese yuan

COP – Colombian peso

IDR – Indonesian rupiah

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PEN – Peruvian nuevo sol

PHP – Philippines peso

PLN – Polish zloty

RUB – Russian ruble

THB – Thai baht

TRY – Turkish new lira

ZAR – South African rand

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Interest rate shown reflects yield as of August 31, 2011.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $40,842,415 and the total market value of the collateral held by the fund was $44,934,371.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2011.

See Notes to Financial Statements.

36	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 43.0%
Treasury Bills – 19.9%
U.S. Treasury Bills 0.01%, 9/22/11*(b)	$10,000	$10,000
0.14%, 1/19/12*	600,000	599,971
0.12%, 1/26/12*	400,000	399,979

Total Treasury Bills		1,009,950
Treasury Bond – 5.9%
U.S. Treasury Inflation Indexed Bond 2.38%, 1/15/25	200,000	296,451

Treasury Notes – 17.2%
U.S. Treasury Inflation Indexed Notes 2.13%, 1/15/19	230,000	284,465
1.38%, 1/15/20	250,000	292,351
1.13%, 1/15/21	260,000	294,169

Total Treasury Notes		870,985
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $2,133,345)		2,177,386
FOREIGN GOVERNMENT OBLIGATIONS – 36.1%
Sovereign Bonds – 36.1%
Australian Index Linked Bond 4.00%, 8/20/20, Series 20CI	120,000 AUD	227,348
Canadian Government Real Return Index Linked Bond 4.25%, 12/01/26, Series VS05	75,040 CAD	117,091
3.00%, 12/01/36	75,624 CAD	114,634
France Government Index Linked Bond 1.60%, 7/25/15, Series OATe	70,000 EUR	122,043
2.10%, 7/25/23, Series OATi	70,000 EUR	120,291
Mexican Udibonos 4.00%, 6/13/19	1,191,762 MXN	111,604
4.50%, 12/04/25	1,145,925 MXN	114,379
Republic of South Africa Index Linked Bond 2.50%, 1/31/17, Series R211	728,365 ZAR	109,529
5.50%, 12/07/23, Series R197	591,412 ZAR	112,811
Swedish Government Index Linked Bond 4.00%, 12/01/20, Series 3102	870,000 SEK	231,310
Turkey Government Index Linked Bond 4.50%, 2/11/15	165,520 TRY	102,832
4.00%, 4/01/20	171,880 TRY	106,383
U.K. Treasury Index Linked Gilt 1.25%, 11/22/27	50,000 GBP	112,817
1.25%, 11/22/32	60,000 GBP	124,325

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,784,673)		1,827,397
SUPRANATIONAL BOND – 4.3%
Bank – 4.3%
Morgan Stanley 5.40%, 5/15/15
(Cost: $220,992)	350,000 BRL	216,729

Investments	Principal Amount	Value
MONEY MARKET FUND – 16.3%
Dreyfus Institutional Preferred Money Market Fund, 0.02%(a)
(Cost: $829,283)	$829,283	$829,283
TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $4,968,293)		5,050,795
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 0.3%		15,277

NET ASSETS – 100.0%		$5,066,072

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

EUR – Euro

GBP – British pound

MXN – Mexican peso

SEK – Swedish krona

TRY – Turkish new lira

ZAR – South African rand

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

(b)	All or a portion of this security is being held by a broker as collateral for open futures contracts.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	37

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2011

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 83.6%
Treasury Bills – 83.6%
U.S. Treasury Bills 0.03%, 9/22/11*(b)	$4,365,000	$4,364,963
0.02%, 10/13/11*	187,400,000	187,397,879
0.00%, 2/09/12*(b)	150,000	149,981
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $191,910,843)		191,912,823
MONEY MARKET FUND – 13.7%
Dreyfus Institutional Preferred Money Market Fund, 0.02%(a)
(Cost: $31,417,333)	31,417,333	31,417,333
TOTAL INVESTMENTS IN SECURITIES – 97.3% (Cost: $223,328,176)		223,330,156
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 2.7%		6,222,405

NET ASSETS – 100.0%		$229,552,561
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Rate shown represents annualized 7-day yield as of August 31, 2011.

(b)	All or a portion of this security is being held by a broker as collateral for open futures contracts.

See Notes to Financial Statements.

38	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Assets and Liabilities

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

	WisdomTree Dreyfus Brazilian Real Fund		WisdomTree Dreyfus Chinese Yuan Fund	WisdomTree Dreyfus Commodity Currency Fund	WisdomTree Dreyfus Emerging Currency Fund	WisdomTree Dreyfus Euro Fund
ASSETS:

Investments, at cost	$559,901,964		$585,986,147	$78,698,897	$595,015,542	$7,688,704

Foreign currency, at cost	—		—	—	—	325,721
Investments in securities, at value (including repurchase agreements of $130,993,901, $127,533,655, $14,911,479, $158,012,908 and $0, respectively) (Note 2)	559,950,641		586,267,610	78,709,985	595,135,290	7,685,725

Cash	5,910,000	*	—	451,035	3,520,000 *	2,317

Foreign currency, at value	—		—	—	—	326,594

Unrealized appreciation on forward foreign currency contracts	2,483,962		6,079,589	1,433,685	1,034,542	—

Receivables:

Interest	364		2,919	43	434	322

Investment securities sold	680,000		—	—	—	—
Total Assets	569,024,967		592,350,118	80,594,748	599,690,266	8,014,958
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	7,592,768		240,376	—	14,004,244	—

Payables:

Investment securities purchased	79,997,691		23,999,060	—	—	2,766,490

Advisory fees (Note 3)	179,599		225,932	34,766	273,268	2,302

Service fees (Note 2)	1,754		2,209	278	2,186	29
Total Liabilities	87,771,812		24,467,577	35,044	14,279,698	2,768,821
NET ASSETS	$481,253,155		$567,882,541	$80,559,704	$585,410,568	$5,246,137
NET ASSETS:

Paid-in capital	$456,009,377		$557,561,039	$70,940,943	$570,176,955	$5,230,678

Undistributed (Distributions in excess of) net investment income	—		—	(135,859)	(392)	19,160

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	30,303,908		4,200,826	8,309,847	28,083,959	(1,595)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(5,060,130)		6,120,676	1,444,773	(12,849,954)	(2,106)
NET ASSETS	$481,253,155		$567,882,541	$80,559,704	$585,410,568	$5,246,137
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	16,600,000		22,000,000	2,900,004	25,600,000	225,000
Net asset value per share	$28.99		$25.81	$27.78	$22.87	$23.32
*	Cash is restricted for open forward foreign currency contracts.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	39

Statements of Assets and Liabilities (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

	WisdomTree Dreyfus Indian Rupee Fund		WisdomTree Dreyfus Japanese Yen Fund	WisdomTree Dreyfus New Zealand Dollar Fund	WisdomTree Dreyfus South African Rand Fund	WisdomTree Asia Local Debt Fund
ASSETS:

Investments, at cost	$24,736,148		$19,630,877	$51,058,306	$8,896,396	$700,535,308

Foreign currency, at cost	—		404,231	—	—	66,868
Investments in securities, at value (including repurchase agreements of $5,791,951, $3,269,338, $13,083,764, $1,920,574 and $0, respectively and securities on loan) (Note 2)[1]	24,740,160		19,747,363	51,067,523	8,897,263	718,900,262

Cash	290,000	*	4,403	—	—	1,251,910

Foreign currency, at value	—		427,378	—	—	70,343

Unrealized appreciation on forward foreign currency contracts	—		—	1,565,365	—	366,407

Receivables:

Investment securities sold	—		—	—	—	5,918,147

Interest	17		42	43	6	7,475,260

Foreign tax reclaims	—		—	—	—	839
Total Assets	25,030,177		20,179,186	52,632,931	8,897,269	733,983,168
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	916,863		—	—	332,965	71,689

Payables:

Investment securities purchased	—		6,539,330	—	—	23,146,506

Collateral for securities on loan (Note 2)	—		—	—	—	50,410,430

Advisory fees (Note 3)	8,847		3,117	18,759	3,225	266,130

Service fees (Note 2)	87		39	183	32	2,129
Total Liabilities	925,797		6,542,486	18,942	336,222	73,896,884
NET ASSETS	$24,104,380		$13,636,700	$52,613,989	$8,561,047	$660,086,284
NET ASSETS:

Paid-in capital	$22,407,306		$13,497,305	$48,947,203	$8,034,389	$640,684,920

Undistributed (Distributions in excess of) net investment income	—		(90)	—	—	948,331

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	2,609,926		(148)	2,092,204	858,755	(222,480)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(912,852)		139,633	1,574,582	(332,097)	18,675,513
NET ASSETS	$24,104,380		$13,636,700	$52,613,989	$8,561,047	$660,086,284
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	900,000		400,000	2,000,000	300,000	12,400,002
Net asset value per share	$26.78		$34.09	$26.31	$28.54	$53.23
*	Cash is restricted for open forward foreign currency contracts.

[1]	Market values of securities out on loan were as follows: $0, $0, $0, $0 and $50,020,033, respectively.

See Notes to Financial Statements.

40	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Global Real Return Fund[1]	WisdomTree Managed Futures Strategy Fund[1]
ASSETS:

Investments, at cost	$1,395,075,942	$4,968,293	$223,328,176

Foreign currency, at cost	2,868,709	9,345	—
Investments in securities, at value (including repurchase agreements of $56,001,867, $0 and $0, respectively and securities on loan) (Note 2)[2]	1,432,118,682	5,050,795	223,330,156

Cash	3,351,020	3,820	5,510,843	*

Foreign currency, at value	2,904,259	9,493	—

Unrealized appreciation on forward foreign currency contracts	971,300	—	2,022,524

Unrealized appreciation on swap contracts	—	6,996	—

Receivables:

Interest	28,349,625	18,065	2,916

Foreign tax reclaims	173,702	—	—

Variation margin	—	190	153,181
Total Assets	1,467,868,588	5,089,359	231,019,620
LIABILITIES:

Unrealized depreciation on swap contracts	—	14,567	813,758

Unrealized depreciation on forward foreign currency contracts	143,437	—	117,605

Payables:

Investment securities purchased	6,494,469	—	—

Open swap contracts	—	6,126	—

Collateral for securities on loan (Note 2)	44,934,371	—	—

Advisory fees (Note 3)	586,153	2,575	183,931

Service fees (Note 2)	4,690	19	852

Variation margin	—	—	350,913
Total Liabilities	52,163,120	23,287	1,467,059
NET ASSETS	$1,415,705,468	$5,066,072	$229,552,561
NET ASSETS:

Paid-in capital	$1,373,394,942	$4,966,564	$224,911,371

Undistributed net investment income	5,356,586	4,777	—

Accumulated net realized gain (loss) on investments, forward foreign currency contracts, swap contracts, futures contracts and foreign currency related transactions	(716,426)	(758)	599,269

Net unrealized appreciation on investments, forward foreign currency contracts, swap contracts, futures contracts and translation of assets and liabilities denominated in foreign currencies	37,670,366	95,489	4,041,921
NET ASSETS	$1,415,705,468	$5,066,072	$229,552,561
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	26,300,002	100,002	4,600,002
Net asset value per share	$53.83	$50.66	$49.90
*	Cash of $4,670,000 is restricted for open swap contracts.

[1]	Consolidated.

[2]	Market values of securities out on loan were as follows: $40,842,415, $0, and $0, respectively (Note 2).

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	41

Statements of Operations

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2011

	WisdomTree Dreyfus Brazilian Real Fund	WisdomTree Dreyfus Chinese Yuan Fund	WisdomTree Dreyfus Commodity Currency Fund[1]	WisdomTree Dreyfus Emerging Currency Fund	WisdomTree Dreyfus Euro Fund
INVESTMENT INCOME:

Interest	$230,378	$738,794	$72,661	$414,592	$54,896
Total investment income	230,378	738,794	72,661	414,592	54,896
EXPENSES:

Advisory fees (Note 3)	1,072,384	2,878,887	435,522	2,330,890	33,872

Service fees (Note 2)	10,486	28,149	3,483	18,647	426
Total expenses	1,082,870	2,907,036	439,005	2,349,537	34,298
Net investment income (loss)	(852,492)	(2,168,242)	(366,344)	(1,934,945)	20,598
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(4,668)	366,221	(13)	(7,142)	1,507,757

Forward foreign currency contracts and foreign currency related transactions	42,356,557	13,877,378	8,628,885	41,106,000	(108,881)
Net realized gain	42,351,889	14,243,599	8,628,872	41,098,858	1,398,876

Net change in unrealized appreciation (depreciation) from:

Investment transactions	32,286	242,177	11,088	112,054	41,184

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(7,948,197)	13,106,267	1,433,685	(12,754,229)	671
Net change in unrealized appreciation (depreciation)	(7,915,911)	13,348,444	1,444,773	(12,642,175)	41,855
Net realized and unrealized gain on investments	34,435,978	27,592,043	10,073,645	28,456,683	1,440,731
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,583,486	$25,423,801	$9,707,301	$26,521,738	$1,461,329
[1]	The Fund commenced operations on September 24, 2010.

See Notes to Financial Statements.

42	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Operations (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2011

	WisdomTree Dreyfus Indian Rupee Fund	WisdomTree Dreyfus Japanese Yen Fund	WisdomTree Dreyfus New Zealand Dollar Fund	WisdomTree Dreyfus South African Rand Fund	WisdomTree Asia Local Debt Fund[1]
INVESTMENT INCOME:

Interest[2]	$27,536	$6,899	$29,922	$12,453	$5,263,384

Securities lending income (Note 2)	—	—	—	—	8,475
Total investment income	27,536	6,899	29,922	12,453	5,271,859
EXPENSES:

Advisory fees (Note 3)	107,686	33,767	128,830	50,097	944,340

Service fees (Note 2)	1,053	424	1,260	490	7,555
Total expenses	108,739	34,191	130,090	50,587	951,895
Net investment income (loss)	(81,203)	(27,292)	(100,168)	(38,134)	4,319,964
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(746)	1,118,469	(1,581)	(264)	(1,765)

Forward foreign currency contracts and foreign currency related transactions	2,691,875	(403,360)	4,410,125	1,705,215	(363,364)
Net realized gain (loss)	2,691,129	715,109	4,408,544	1,704,951	(365,129)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	1,905	(68,146)	7,462	149	18,364,954

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(803,425)	(2,466)	1,051,136	(310,451)	310,559
Net change in unrealized appreciation (depreciation)	(801,520)	(70,612)	1,058,598	(310,302)	18,675,513
Net realized and unrealized gain on investments	1,889,609	644,497	5,467,142	1,394,649	18,310,384
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,808,406	$617,205	$5,366,974	$1,356,515	$22,630,348
[1]	The Fund commenced operations on March 17, 2011.

[2]	Net of foreign withholding tax of $0, $0, $0, $0, and $258,342, respectively.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	43

Statements of Operations (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2011

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Global Real Return Fund[1]	WisdomTree Managed Futures Strategy Fund[1]
INVESTMENT INCOME:

Interest[2]	$35,967,082	$8,684	$34,282

Securities lending income (Note 2)	20,186	—	—
Total investment income	35,987,268	8,684	34,282
EXPENSES:

Advisory fees (Note 3)	3,806,040	4,065	686,008

Service fees (Note 2)	30,448	30	3,177
Total expenses	3,836,488	4,095	689,185
Net investment income (loss)	32,150,780	4,589	(654,903)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	1,252,345	(974)	534

Swap contracts	3,760,361	(38,662)	(5,750,378)

Futures contracts	—	5,443	(2,317,394)

Forward foreign currency contracts and foreign currency related transactions	1,288,234	87	(426,805)
Net realized gain (loss)	6,300,940	(34,106)	(8,494,043)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	36,808,360	82,502	1,980

Swap contracts	364,981	(7,571)	(813,758)

Futures contracts	—	21,236	2,948,780

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	825,505	(678)	1,904,919
Net change in unrealized appreciation	37,998,846	95,489	4,041,921
Net realized and unrealized gain (loss) on investments	44,299,786	61,383	(4,452,122)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,450,566	$65,972	$(5,107,025)
[1]	The Funds commenced operations on July 14, 2011 and January 5, 2011, respectively; consolidated.

[2]	Net of foreign withholding tax of $956,859, $8 and $0, respectively.

See Notes to Financial Statements.

44	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Changes in Net Assets

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Dreyfus Brazilian Real Fund		WisdomTree Dreyfus Chinese Yuan Fund		WisdomTree Dreyfus Commodity Currency Fund
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Period September 24, 2010* through August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(852,492)	$(426,321)	$(2,168,242)	$(1,422,282)	$(366,344)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	42,351,889	13,430,403	14,243,599	(3,767,200)	8,628,872

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(7,915,911)	4,133,722	13,348,444	(7,074,141)	1,444,773
Net increase (decrease) in net assets resulting from operations	33,583,486	17,137,804	25,423,801	(12,263,623)	9,707,301
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	(145,080)	—	—	—

Capital gains	(16,220,400)	(1,567,800)	(3,656,016)	—	(88,540)
Total dividends and distributions	(16,220,400)	(1,712,880)	(3,656,016)	—	(88,540)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	358,230,546	129,640,331	265,526,716	721,349,097	174,831,215

Cost of shares redeemed	(115,517,184)	(36,461,840)	(305,689,719)	(259,467,734)	(103,890,372)
Net increase (decrease) in net assets resulting from capital share transactions	242,713,362	93,178,491	(40,163,003)	461,881,363	70,940,843
Net Increase (Decrease) in Net Assets	260,076,448	108,603,415	(18,395,218)	449,617,740	80,559,604
NET ASSETS:

Beginning of period	$221,176,707	$112,573,292	$586,277,759	$136,660,019	$100

End of period	$481,253,155	$221,176,707	$567,882,541	$586,277,759	$80,559,704
Distributions in excess of net investment income included in net assets at end of period	$—	$—	$—	$—	$(135,859)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	8,000,000	4,600,000	23,600,000	5,400,000	4

Shares created	12,600,000	4,800,000	10,400,000	28,600,000	6,700,000

Shares redeemed	(4,000,000)	(1,400,000)	(12,000,000)	(10,400,000)	(3,800,000)
Shares outstanding, end of period	16,600,000	8,000,000	22,000,000	23,600,000	2,900,004
*	Commencement of investment operations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	45

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Dreyfus Emerging Currency Fund		WisdomTree Dreyfus Euro Fund		WisdomTree Dreyfus Indian Rupee Fund
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(1,934,945)	$(1,022,340)	$20,598	$(4,345)	$(81,203)	$(72,276)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	41,098,858	719,318	1,398,876	(2,038,612)	2,691,129	710,591

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(12,642,175)	(149,064)	41,855	(140,179)	(801,520)	(802)
Net increase (decrease) in net assets resulting from operations	26,521,738	(452,086)	1,461,329	(2,183,136)	1,808,406	637,513
DISTRIBUTIONS:
Capital gains	(11,076,912)	(1,730,286)	—	—	(229,344)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	398,353,827	454,365,131	4,672,868	13,457,718	8,027,082	17,720,098

Cost of shares redeemed	(165,494,219)	(153,276,700)	(13,724,416)	(8,295,720)	(8,088,109)	(7,663,800)
Net increase (decrease) in net assets resulting from capital share transactions	232,859,608	301,088,431	(9,051,548)	5,161,998	(61,027)	10,056,298
Net Increase (Decrease) in Net Assets	248,304,434	298,906,059	(7,590,219)	2,978,862	1,518,035	10,693,811
NET ASSETS:

Beginning of year	$337,106,134	$38,200,075	$12,836,356	$9,857,494	$22,586,345	$11,892,534

End of year	$585,410,568	$337,106,134	$5,246,137	$12,836,356	$24,104,380	$22,586,345
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$(392)	$—	$19,160	$(1,132)	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	15,400,000	1,800,000	625,000	425,000	900,000	500,000

Shares created	17,400,000	20,800,000	200,000	600,000	300,000	700,000

Shares redeemed	(7,200,000)	(7,200,000)	(600,000)	(400,000)	(300,000)	(300,000)
Shares outstanding, end of year	25,600,000	15,400,000	225,000	625,000	900,000	900,000

See Notes to Financial Statements.

46	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Dreyfus Japanese Yen Fund		WisdomTree Dreyfus New Zealand Dollar Fund		WisdomTree Dreyfus South African Rand Fund
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(27,292)	$(31,138)	$(100,168)	$(55,158)	$(38,134)	$(29,936)

Net realized gain on investments, forward foreign currency contracts and foreign currency related transactions	715,109	1,135,900	4,408,544	565,107	1,704,951	862,660

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(70,612)	45,139	1,058,598	(120,850)	(310,302)	(120,783)
Net increase in net assets resulting from operations	617,205	1,149,901	5,366,974	389,099	1,356,515	711,941
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	—	—	—	(1,980)

Capital gains	—	—	(1,497,168)	(1,961,584)	(1,542,484)	(318,804)
Total dividends and distributions	—	—	(1,497,168)	(1,961,584)	(1,542,484)	(320,784)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	6,791,822	—	38,170,101	19,668,417	2,910,120	8,593,171

Cost of shares redeemed	(6,227,458)	—	(7,215,851)	(9,776,710)	(5,843,568)	(2,649,329)
Net increase (decrease) in net assets resulting from capital share transactions	564,364	—	30,954,250	9,891,707	(2,933,448)	5,943,842
Net Increase (Decrease) in Net Assets	1,181,569	1,149,901	34,824,056	8,319,222	(3,119,417)	6,334,999
NET ASSETS:

Beginning of year	$12,455,131	$11,305,230	$17,789,933	$9,470,711	$11,680,464	$5,345,465

End of year	$13,636,700	$12,455,131	$52,613,989	$17,789,933	$8,561,047	$11,680,464
Distributions in excess of net investment income included in net assets at end of year	$(90)	$—	$—	$—	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	400,000	400,000	800,000	400,000	400,000	200,000

Shares created	200,000	—	1,500,000	800,000	100,000	300,000

Shares redeemed	(200,000)	—	(300,000)	(400,000)	(200,000)	(100,000)
Shares outstanding, end of year	400,000	400,000	2,000,000	800,000	300,000	400,000

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	47

Statements of Changes in Net Assets (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Asia Local Debt Fund	WisdomTree Emerging Markets Local Debt Fund		WisdomTree Global Real Return Fund[1]	WisdomTree Managed Futures Strategy Fund[1]
	For the Period March 17, 2011* through August 31, 2011	For the Year Ended August 31, 2011	For the Period August 9, 2010* through August 31, 2010	For the Period July 14, 2011* through August 31, 2011	For the Period January 5, 2011* through August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$4,319,964	$32,150,780	$325,815	$4,589	$(654,903)

Net realized gain (loss) on investments, forward foreign currency contracts, swap contracts, futures contracts and foreign currency related transactions	(365,129)	6,300,940	(153,966)	(34,106)	(8,494,043)

Net change in unrealized appreciation (depreciation) on investments forward foreign currency contracts, swap contracts, futures contracts and translation of assets and liabilities denominated in foreign currencies	18,675,513	37,998,846	(328,480)	95,489	4,041,921
Net increase (decrease) in net assets resulting from operations	22,630,348	76,450,566	(156,631)	65,972	(5,107,025)
DIVIDENDS:

Net investment income	(3,228,984)	(33,983,409)	—	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	640,684,820	1,342,040,442	195,475,552	5,000,000	234,659,486

Cost of shares redeemed	—	(164,121,152)	—	—	—
Net increase in net assets resulting from capital share transactions	640,684,820	1,177,919,290	195,475,552	5,000,000	234,659,486
Net Increase in Net Assets	660,086,184	1,220,386,447	195,318,921	5,065,972	229,552,461
NET ASSETS:

Beginning of period	$100	$195,319,021	$100	$100	$100

End of period	$660,086,284	$1,415,705,468	$195,319,021	$5,066,072	$229,552,561
Undistributed net investment income included in net assets at end of period	$948,331	$5,356,586	$820,260	$4,777	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2	3,900,002	2	2	2

Shares created	12,400,000	25,500,000	3,900,000	100,000	4,600,000

Shares redeemed	—	(3,100,000)	—	—	—
Shares outstanding, end of period	12,400,002	26,300,002	3,900,002	100,002	4,600,002
*	Commencement of operations.

[1]	Consolidated.

See Notes to Financial Statements.

48	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Brazilian Real Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$27.65	$24.47	$26.47	$25.19
Investment operations:
Net investment income (loss)[1]	(0.10)	(0.07)	0.04	0.15
Net realized and unrealized gain (loss)	4.68	3.53	(1.34)	1.13
Total from investment operations	4.58	3.46	(1.30)	1.28
Dividends and distributions to shareholders:
Net investment income	—	(0.02)	(0.17)	—
Capital gains	(3.24)	(0.26)	(0.53)	—
Total dividends and distributions to shareholders	(3.24)	(0.28)	(0.70)	—
Net asset value, end of period	$28.99	$27.65	$24.47	$26.47

TOTAL RETURN[2]	17.98%	14.24%	(3.92)%	5.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$481,253	$221,177	$112,573	$121,740
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.36)%	(0.28)%	0.19%	1.99%[3]
Portfolio turnover rate[4]	0%	0%	0%	N/A5
WisdomTree Dreyfus Chinese Yuan Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$24.84	$25.31	$25.39	$24.87
Investment operations:
Net investment income (loss)[1]	(0.09)	(0.07)	0.08	0.14
Net realized and unrealized gain (loss)	1.21	(0.40)	0.32	0.38
Total from investment operations	1.12	(0.47)	0.40	0.52
Dividends and distributions to shareholders:
Net investment income	—	—	(0.48)	—
Capital gains	(0.15)	—	—	—
Total dividends and distributions to shareholders	(0.15)	—	(0.48)	—
Net asset value, end of period	$25.81	$24.84	$25.31	$25.39

TOTAL RETURN[2]	4.50%	(1.86)%	1.58%	2.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$567,883	$586,278	$136,660	$284,393
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.34)%	(0.28)%	0.36%	2.04%[3]
Portfolio turnover rate[4]	0%	8%	0%	N/A [5]
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	49

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Commodity Currency Fund	For the Period September 24, 2010* through August 31, 2011
Net asset value, beginning of period	$25.10
Investment operations:
Net investment loss[1]	(0.13)
Net realized and unrealized gain	2.90
Total from investment operations	2.77
Distributions to shareholders:
Capital gains	(0.09)
Net asset value, end of period	$27.78

TOTAL RETURN[2]	11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$80,560
Ratios to average net assets of:
Net expenses	0.55%[3]
Net investment loss	(0.46)%[3]
Portfolio turnover rate[4]	N/A [5]

WisdomTree Dreyfus Emerging Currency Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Period May 6, 2009* through August 31, 2009
Net asset value, beginning of period	$21.89	$21.22	$19.98
Investment operations:
Net investment loss[1]	(0.10)	(0.09)	(0.02)
Net realized and unrealized gain	1.92	0.94	1.26
Total from investment operations	1.82	0.85	1.24
Distributions to shareholders:
Capital gains	(0.84)	(0.18)	—
Net asset value, end of period	$22.87	$21.89	$21.22

TOTAL RETURN[2]	8.44%	4.01%	6.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$585,411	$337,106	$38,200
Ratios to average net assets of:
Net expenses	0.55%	0.55%	0.55%[3]
Net investment loss	(0.46)%	(0.39)%	(0.33)%[3]
Portfolio turnover rate[4]	0%	0%	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

50	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Euro Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$20.54	$23.19	$24.07	$25.04
Investment operations:
Net investment income (loss)[1]	0.05	(0.01)	0.35	0.29
Net realized and unrealized gain (loss)	2.73	(2.64)	(0.63)	(1.26)
Total from investment operations	2.78	(2.65)	(0.28)	(0.97)
Dividends to shareholders:
Net investment income	—	—	(0.60)	—
Net asset value, end of period	$23.32	$20.54	$23.19	$24.07

TOTAL RETURN[2]	13.53%	(11.43)%	(1.13)%	(3.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,246	$12,836	$9,857	$19,256
Ratios to average net assets of:
Net expenses	0.35%	0.35%	0.35%	0.35%[3]
Net investment income (loss)	0.21%	(0.03)%	1.61%	3.73%[3]
Portfolio turnover rate[4]	N/A [5]	N/A [5]	N/A [5]	N/A [5]

WisdomTree Dreyfus Indian Rupee Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$25.10	$23.79	$24.47	$24.69
Investment operations:
Net investment income (loss)[1]	(0.09)	(0.08)	0.02	0.15
Net realized and unrealized gain (loss)	2.06	1.39	(0.51)	(0.37)
Total from investment operations	1.97	1.31	(0.49)	(0.22)
Dividends and distributions to shareholders:
Net investment income	—	—	(0.19)	—
Capital gains	(0.29)	—	—	—
Total dividends and distributions to shareholders	(0.29)	—	(0.19)	—
Net asset value, end of period	$26.78	$25.10	$23.79	$24.47

TOTAL RETURN[2]	7.86%	5.51%	(1.97)%	(0.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,104	$22,586	$11,893	$9,789
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.34)%	(0.29)%	0.09%	1.93%[3]
Portfolio turnover rate[4]	0%	0%	0%	N/A [5]
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	51

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Japanese Yen Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 21, 2008* through August 31, 2008
Net asset value, beginning of period	$31.14	$28.26	$24.21	$25.45
Investment operations:
Net investment income (loss)[1]	(0.09)	(0.08)	0.00 [2]	0.01
Net realized and unrealized gain (loss)	3.04	2.96	4.12	(1.25)
Total from investment operations	2.95	2.88	4.12	(1.24)
Dividends to shareholders:
Net investment income	—	—	(0.07)	—
Net asset value, end of period	$34.09	$31.14	$28.26	$24.21

TOTAL RETURN[3]	9.47%	10.19%	17.01%	(4.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,637	$12,455	$11,305	$19,368
Ratios to average net assets of:
Net expenses	0.35%	0.35%	0.35%	0.35%[4]
Net investment income (loss)	(0.28)%	(0.27)%	0.01%	0.20%[4]
Portfolio turnover rate[5]	N/A [6]	N/A [6]	N/A [6]	N/A [6]

WisdomTree Dreyfus New Zealand Dollar Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period June 25, 2008* through August 31, 2008
Net asset value, beginning of period	$22.24	$23.68	$23.53	$24.93
Investment operations:
Net investment income (loss)[1]	(0.08)	(0.07)	(0.02)	0.09
Net realized and unrealized gain (loss)	5.40	1.08	0.30	(1.49)
Total from investment operations	5.32	1.01	0.28	(1.40)
Dividends and distributions to shareholders:
Net investment income	—	—	(0.13)	—
Capital gains	(1.25)	(2.45)	—	—
Total dividends and distributions to shareholders	(1.25)	(2.45)	(0.13)	—
Net asset value, end of period	$26.31	$22.24	$23.68	$23.53

TOTAL RETURN[3]	24.85%	4.32%	1.30%	(5.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,614	$17,790	$9,471	$2,353
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%[4]
Net investment income (loss)	(0.35)%	(0.30)%	(0.11)%	1.96%[4]
Portfolio turnover rate[5]	0%	0%	0%	N/A [6]
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized.

[6]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

52	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus South African Rand Fund	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period June 25, 2008* through August 31, 2008
Net asset value, beginning of period	$29.20	$26.73	$26.61	$25.35
Investment operations:
Net investment income (loss)[1]	(0.10)	(0.09)	0.02	0.09
Net realized and unrealized gain	3.30	3.36	1.72	1.17
Total from investment operations	3.20	3.27	1.74	1.26
Dividends and distributions to shareholders:
Net investment income	—	(0.00)[2]	(0.09)	—
Capital gains	(3.86)	(0.80)	(1.53)	—
Total dividends and distributions to shareholders	(3.86)	(0.80)	(1.62)	—
Net asset value, end of period	$28.54	$29.20	$26.73	$26.61

TOTAL RETURN[3]	11.00%	12.53%	8.44%	4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,561	$11,680	$5,345	$2,661
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%[4]
Net investment income (loss)	(0.34)%	(0.31)%	0.07%	1.78%[4]
Portfolio turnover rate[5]	0%	0%	0%	N/A [6]

WisdomTree Asia Local Debt Fund	For the Period March 17, 2011* through August 31, 2011
Net asset value, beginning of period	$49.85
Investment operations:
Net investment income[1]	0.60
Net realized and unrealized gain	3.21
Total from investment operations	3.81
Dividends to shareholders:
Net investment income	(0.43)
Net asset value, end of period	$53.23

TOTAL RETURN[3]	7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$660,086
Ratios to average net assets of:
Net expenses	0.55%[4]
Net investment income	2.52%[4]
Portfolio turnover rate[5]	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized.

[6]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	53

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2011	For the Period August 9, 2010* through August 31, 2010
Net asset value, beginning of period	$50.08	$50.23
Investment operations:
Net investment income[1]	2.40	0.10
Net realized and unrealized gain (loss)	3.79	(0.25)
Total from investment operations	6.19	(0.15)
Dividends to shareholders:
Net investment income	(2.44)	—
Net asset value, end of period	$53.83	$50.08

TOTAL RETURN[2]	12.64%	(0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,415,705	$195,319
Ratios to average net assets of:
Net expenses	0.55%	0.55%[3]
Net investment income	4.65%	3.31%[3]
Portfolio turnover rate[4]	30%	0%

WisdomTree Global Real Return Fund (consolidated)	For the Period July 14, 2011* through August 31, 2011
Net asset value, beginning of period	$49.99
Investment operations:
Net investment income[1]	0.05
Net realized and unrealized gain	0.62
Total from investment operations	0.67
Net asset value, end of period	$50.66

TOTAL RETURN[2]	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,066
Ratios to average net assets of:
Net expenses	0.60%[3]
Net investment income	0.68%[3]
Portfolio turnover rate[4]	0%[5]
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	Amount represents less than 1%.

See Notes to Financial Statements.

54	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2011

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Period January 5, 2011* through August 31, 2011
Net asset value, beginning of period	$50.18
Investment operations:
Net investment loss[1]	(0.27)
Net realized and unrealized loss	(0.01)
Total from investment operations	(0.28)
Net asset value, end of period	$49.90

TOTAL RETURN[2]	(0.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$229,553
Ratios to average net assets of:
Net expenses	0.95%[3]
Net investment loss	(0.91)%[3]
Portfolio turnover rate[4]	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	55

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to a Trust Instrument dated December 15, 2005. As of August 31, 2011, the Trust offered 47 investment funds (each a “Fund”, collectively, the “Funds”). These notes relate only to Funds listed in the table below:

Fund Name	Commencement of Operations
WisdomTree Dreyfus Brazilian Real Fund (“Brazilian Real Fund”)	May 14, 2008
WisdomTree Dreyfus Chinese Yuan Fund (“Chinese Yuan Fund”)	May 14, 2008
WisdomTree Dreyfus Commodity Currency Fund (“Commodity Currency Fund”)	September 24, 2010
WisdomTree Dreyfus Emerging Currency Fund (“Emerging Currency Fund”)	May 6, 2009
WisdomTree Dreyfus Euro Fund (“Euro Fund”)	May 14, 2008
WisdomTree Dreyfus Indian Rupee Fund (“Indian Rupee Fund”)	May 14, 2008
WisdomTree Dreyfus Japanese Yen Fund (“Japanese Yen Fund”)	May 21, 2008
WisdomTree Dreyfus New Zealand Dollar Fund (“New Zealand Dollar Fund”)	June 25, 2008
WisdomTree Dreyfus South African Rand Fund (“South African Rand Fund”)	June 25, 2008
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Market Debt Fund”)	August 9, 2010
WisdomTree Global Real Return Fund (“Global Real Return Fund”) (consolidated)	July 14, 2011
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

CONSOLIDATION OF SUBSIDIARIES

The financial statements of the Managed Futures Strategy Fund and Global Real Return Fund are consolidated and each includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, the “Subsidiary”, collectively, the “Subsidiaries”). For the Managed Futures Strategy Fund and Global Real Return Fund, the accompanying financial statements reflect the financial position and the results of operations of each Fund on a consolidated basis with its respective Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. Each Fund’s investment in its Subsidiary may not exceed 25% of the Fund’s total assets at the end of each fiscal quarter.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds.

Guarantees — In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote. Therefore, no liabilities have been recorded in connection with these indemnifications.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. In calculating a Fund’s NAV, Fund investments are valued under policies approved by the Board of Trustees. Fixed income securities generally are valued at current market quotations or mean prices obtained from dealers or independent pricing services. Dealers or independent pricing services, in determining the value of securities may consider such factors as recent transactions, indications from dealers, yields and prices on similar securities, and market sentiment for the type of security. Futures contracts generally are valued at the settlement price on the

56	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

primary exchange on which they trade. Short-term debt securities with remaining maturities of 60 days or less generally are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Forward foreign currency contracts generally are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time for Europe and the Americas, and Tullett Prebon closing spot and forward rates as of 2:00 p.m. Singapore time for Asia. In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued at “fair value” in accordance with the Fund’s pricing policy and procedures approved by the Board of Trustees. For these purposes, a price based on amortized cost is considered a market valuation. In addition, securities may be valued using “fair value” pricing and may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Each Fund may invest in money market funds which are valued at NAV.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments are as follows:

Fixed income securities are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as foreign currency contracts or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

WisdomTree Currency, Fixed Income and Alternative Funds	57

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of August 31, 2011 in valuing each Fund’s assets carried at fair value:

Brazilian Real Fund	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$2,917,558	$—
Repurchase Agreement	—	130,993,901	—
U.S. Government Treasury	—	426,039,182	—
Total	—	559,950,641	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	2,483,962	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(7,592,768)	—
Total - Net	$—	$554,841,835	$—

Chinese Yuan Fund	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$2,861,066	$—
Repurchase Agreement	—	127,533,655	—
Time Deposits	—	61,369,388	—
U.S. Government Treasury	—	394,503,501	—
Total	—	586,267,610	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	6,079,589	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(240,376)	—
Total - Net	$—	$592,106,823	$—

Commodity Currency Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$14,911,479	$—
U.S. Government Treasury	—	63,798,506	—
Total		78,709,985
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,433,685	—
Total - Net	$—	$80,143,670	$—

Emerging Currency Fund	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$2,939,312	$—
Repurchase Agreement	—	158,012,908	—
U.S. Government Treasury	—	434,183,070	—
Total		595,135,290
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,034,542	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(14,004,244)	—
Total - Net	$—	$582,165,588	$—

Euro Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Obligations	$—	$2,153,121	$—
Time Deposits	—	5,532,604	—
Total	$—	$7,685,725	$—

58	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Indian Rupee Fund	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$148,725	$—
Repurchase Agreement	—	5,791,951	—
U.S. Government Treasury	—	18,799,484	—
Total	—	24,740,160	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(916,863)	—
Total - Net	$—	$23,823,297	$—

Japanese Yen Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Obligations	$—	$3,399,403	$—
Repurchase Agreement	—	3,269,338	—
Time Deposits	—	13,078,622	—
Total	$—	$19,747,363	$—

New Zealand Dollar Fund	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$285,392	$—
Repurchase Agreement	—	13,083,764	—
U.S. Government Treasury	—	37,698,367	—
Total	—	51,067,523	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,565,365	—
Total - Net	$—	$52,632,888	$—

South African Rand Fund	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$54,258	$—
Repurchase Agreement	—	1,920,574	—
U.S. Government Treasury	—	6,922,431	—
Total	—	8,897,263	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(332,965)	—
Total - Net	$—	$8,564,298	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Agencies & Obligations	$—	$488,852,594	$—
Money Market Fund	—	80,796,340	—
Supranational Bonds	—	95,887,527	12,365,842
U.S. Government Treasury	—	40,997,959	—
Total	—	706,534,420	12,365,842
Unrealized Appreciation on Forward Foreign Currency Contracts	—	366,407	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(71,689)	—
Total - Net	$—	$706,829,138	$12,365,842

WisdomTree Currency, Fixed Income and Alternative Funds	59

Notes to Financial Statements (continued)

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Agencies & Obligations	$—	$1,106,702,504	$—
Money Market Fund	—	53,106,367	—
Repurchase Agreement	—	56,001,867	—
Supranational Bonds	—	213,566,697	2,241,272
U.S. Government Treasury	—	499,975	—
Total	—	1,429,877,410	2,241,272
Unrealized Appreciation on Forward Foreign Currency Contracts	—	971,300	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(143,437)	—
Total - Net	$—	$1,430,705,273	$2,241,272

Global Real Return Fund (consolidated)	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Obligations	$—	$1,827,397	$—
Money Market Fund	—	829,283	—
Supranational Bonds	—	216,729	—
U.S. Government Treasury	—	2,177,386	—
Total	—	5,050,795	—
Unrealized Appreciation on Swap Contracts	—	6,996	—
Unrealized Depreciation on Swap Contracts	—	(14,567)	—
Unrealized Appreciation on Futures Contracts*	21,236	—	—
Total - Net	$21,236	$5,043,224	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
Investments in Securities
Money Market Fund	$—	$31,417,333	$—
U.S. Government Treasury	—	191,912,823	—
Total	—	223,330,156	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	2,022,524	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(117,605)	—
Unrealized Depreciation on Swap Contracts	—	(813,758)	—
Unrealized Appreciation on Futures Contracts*	3,072,060	—	—
Unrealized Depreciation on Futures Contracts*	(123,280)	—	—
Total - Net	$2,948,780	$224,421,317	$—
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

60	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. All transfers in or out of Level 3 are done using the beginning of period method. For the fiscal period ended August 31, 2011, there were no transfers in or out of Level 3.

Asia Local Debt Fund	Supranational Bonds
Balance as of September 1, 2010	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	302,326
Net purchases (sales)	12,063,516
Transfers in and/or out of Level 3	—
Balance as of August 31, 2011	$12,365,842
*	Net change in unrealized appreciation from investments still held as of August 31, 2011 is $302,326.

Emerging Markets Local Debt Fund	Supranational Bonds
Balance as of September 1, 2010	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	67,373
Net purchases (sales)	2,173,899
Transfers in and/or out of Level 3	—
Balance as of August 31, 2011	$2,241,272
*	Net change in unrealized appreciation from investments still held as of August 31, 2011 is $67,373.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements, as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. ASU 2010-06 will also require information on purchases and sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management has implemented the applicable portion of ASU 2010-06 for the period ended August 31, 2011 and the impact of such adoption is limited to additional disclosure in the fair value measurement footnote. No significant transfers between Level 1 or Level 2 fair value measurements occurred during the period ended August 31, 2011.

Derivative and Hedging Disclosure — Codification Topic 815 (“ASC 815”), “Derivatives and Hedging”, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts, swap contracts and futures contracts for the period ended August 31, 2011, which are detailed in the tables herein. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV or net assets over a specified time period. If an event occurred that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund.

WisdomTree Currency, Fixed Income and Alternative Funds	61

Notes to Financial Statements (continued)

The Funds listed below have invested in derivatives, specifically forward foreign currency contracts, swap contracts and futures contracts as described on pages 66 through 74 for the period ended August 31, 2011. All of the above-mentioned derivative instruments are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a derivative contract might default on its obligations. The effect of such derivative instruments on each Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the summary below.

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Brazilian Real Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,483,962	Unrealized depreciation on forward foreign currency contracts	$7,592,768
Chinese Yuan Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	6,079,589	Unrealized depreciation on forward foreign currency contracts	240,376
Commodity Currency Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,433,685	Unrealized depreciation on forward foreign currency contracts	—
Emerging Currency Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,034,542	Unrealized depreciation on forward foreign currency contracts	14,004,244
Indian Rupee Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	916,863
New Zealand Dollar Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,565,365	Unrealized depreciation on forward foreign currency contracts	—
South African Rand Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	332,965
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	366,407	Unrealized depreciation on forward foreign currency contracts	71,689
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	971,300	Unrealized depreciation on forward foreign currency contracts	143,437
Global Real Return Fund (consolidated)
Interest rate contracts	Unrealized appreciation on swap contracts	6,996	Unrealized depreciation on swap contracts	—
Commodity contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	14,567
	Unrealized appreciation on futures contracts*	21,236	Unrealized depreciation on futures contracts*	—
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,022,524	Unrealized depreciation on forward foreign currency contracts	117,605
	Unrealized appreciation on futures contracts*	101,571	Unrealized depreciation on futures contracts*	74,159
Commodity contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	813,758
	Unrealized appreciation on futures contracts*	820,272	Unrealized depreciation on futures contracts*	49,121
Interest rate contracts	Unrealized appreciation on futures contracts*	2,150,217	Unrealized depreciation on futures contracts*	—
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

62	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Derivatives not designated as hedging instruments, carried at fair value	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[2]
Brazilian Real Fund
Foreign exchange contracts	$42,356,557	$(7,948,197)
Chinese Yuan Fund
Foreign exchange contracts	13,988,218	13,106,271
Commodity Currency Fund
Foreign exchange contracts	8,628,885	1,433,685
Emerging Currency Fund
Foreign exchange contracts	40,857,872	(12,754,229)
Indian Rupee Fund
Foreign exchange contracts	2,691,875	(803,425)
New Zealand Dollar Fund
Foreign exchange contracts	4,521,475	1,051,136
South African Rand Fund
Foreign exchange contracts	1,705,215	(310,451)
Asia Local Debt Fund
Foreign exchange contracts	249,726	294,718
Emerging Markets Local Debt Fund
Foreign exchange contracts	3,914,560	981,718
Interest rate contracts	3,760,361	364,981
Global Real Return Fund (consolidated)
Foreign exchange contracts	10,622	—
Commodity contracts	(26,497)	6,669
Interest rate contracts	(6,722)	6,996
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	(6,363)	1,932,331
Commodity contracts	(9,626,353)	(42,607)
Interest rate contracts	1,138,139	2,150,217

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net realized gain (loss) from swap contracts
Interest rate contracts	Net realized gain (loss) from futures contracts and swap contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net change in unrealized appreciation (depreciation) from swap contracts
Interest rate contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts

WisdomTree Currency, Fixed Income and Alternative Funds	63

Notes to Financial Statements (continued)

Derivatives outstanding throughout the period ended August 31, 2011 are as follows:

Forward foreign currency contracts	Average Notional
Forward exchange contracts
Brazilian Real Fund	$246,985,105
Chinese Yuan Fund	891,870,591
Commodity Currency Fund	629,005,896
Emerging Currency Fund	10,119,031,580
Indian Rupee Fund	1,002,042,411
New Zealand Dollar Fund	40,199,307
South African Rand Fund	69,008,855
Asia Local Debt Fund	834,441,700
Emerging Markets Local Debt Fund	48,646,915,054
Managed Futures Strategy Fund (consolidated)	1,245,605,889

Futures contracts (long)	Average Market Value
Global Real Return Fund (consolidated)
Commodity contracts	173,145
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	6,057,599
Commodity contracts	1,035,187
Interest rate contracts	15,425,738
Futures contracts (short)
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	12,513,150
Commodity contracts	1,572,163
Interest rate contracts	3,349,182
Swap contracts	Average Notional
Emerging Markets Local Debt Fund
Interest rate contracts	9,463,168
Global Real Return Fund (consolidated)
Commodity contracts	563,543
Managed Futures Strategy Fund (consolidated)
Commodity contracts	5,548,000
Interest rate contracts	19,999,532

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income including amortization of premiums and discounts is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by the investment adviser. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized and unrealized gain or loss on foreign currency transactions in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — WisdomTree Asset Management, Inc. (“WTAM”) has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s chief compliance officer; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

64	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Pursuant to a separate contractual arrangement, WTAM has arranged for the provision of chief compliance officer (“CCO”) services to the Funds, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees, in exchange for a service fee paid by each Fund, of up to 0.0044% of each Fund’s average daily net assets. Trustees fees, which are included in Service Fees on the Statements of Operations, of $119,157 have been paid on behalf of the Funds of the Trust to the Independent Trustees for the year ended August 31, 2011. The Subsidiaries do not pay service fees. Expenses in excess of 0.0044% were paid by WTAM.

Repurchase Agreements — Each Fund’s custodian or a third party custodian under tri-party repurchase agreements may take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward contracts by the Funds. Realized gains and losses on forward contracts include net gains or losses recognized by the Funds on contracts which have matured. Each Fund may enter into forward contracts to manage its foreign currency exposure or to facilitate settlement of foreign currency denominated portfolio transactions.

WisdomTree Currency, Fixed Income and Alternative Funds	65

Notes to Financial Statements (continued)

A Fund may invest in both forward currency contracts and U.S. dollar denominated money market securities in an attempt to create a “synthetic” investment in a foreign currency denominated instrument.

The following forward contracts were open at August 31, 2011:

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Brazilian Real Fund	10/04/11	BRL	943,376	USD	582,871	$(8,078)
	10/04/11	USD	68,336,084	BRL	105,866,944	(2,018,988)
	10/04/11	USD	62,655,254	BRL	97,397,592	(1,643,523)
	10/04/11	USD	76,393,903	BRL	118,570,977	(2,118,756)
	10/04/11	USD	65,467,832	BRL	101,632,263	(1,803,423)
	10/04/11	USD	5,706,958	BRL	9,255,545	90,894
	10/04/11	USD	6,459,457	BRL	10,557,982	154,267
	10/04/11	USD	5,721,896	BRL	9,257,330	77,074
	11/03/11	USD	49,221,621	BRL	79,576,595	416,027
	11/03/11	USD	49,066,838	BRL	79,576,598	570,811
	11/03/11	USD	49,057,760	BRL	79,576,593	579,886
	11/03/11	USD	49,042,645	BRL	79,576,595	595,003
						$(5,108,806)
Chinese Yuan Fund
	9/30/11	USD	81,188,904	CNH	517,660,453	$187,915
	11/03/11	USD	71,361,926	CNH	458,700,190	772,843
	11/03/11	USD	80,982,149	CNH	516,018,252	166,406
	11/03/11	USD	10,316,357	CNH	65,720,350	18,765
	12/07/11	CNY	65,571,408	USD	10,183,227	(142,692)
	12/07/11	CNY	16,834,451	USD	2,647,967	(3,054)
	12/07/11	CNY	33,668,903	USD	5,295,934	(6,108)
	12/07/11	USD	10,146,306	CNY	65,707,480	201,041
	1/12/12	CNY	515,034,753	USD	81,210,147	(17,107)
	1/12/12	CNY	130,000,000	USD	20,461,163	(41,420)
	1/12/12	CNY	32,732,786	USD	5,150,309	(12,050)
	1/12/12	USD	139,272,505	CNY	895,034,753	1,885,378
	2/21/12	USD	116,429,057	CNY	747,241,688	1,616,207
	4/25/12	USD	25,643,291	CNY	162,834,896	144,101
	4/25/12	CNY	2,049,826	USD	320,962	(3,659)
	4/25/12	CNY	450,431	USD	70,199	(1,134)
	4/25/12	CNY	495,552	USD	77,466	(1,012)
	4/25/12	CNY	376,105	USD	58,725	(837)
	4/25/12	CNY	623,222	USD	97,227	(1,470)
	4/25/12	CNY	56,963	USD	8,899	(122)
	4/25/12	CNY	1,104,179	USD	174,767	(96)
	4/25/12	CNY	957,914	USD	151,079	(622)
	4/25/12	CNY	1,652,398	USD	257,123	(4,560)
	4/25/12	CNY	773,823	USD	120,699	(1,848)
	4/25/12	CNY	56,963	USD	8,900	(121)
	4/25/12	CNY	509,187	USD	79,239	(1,399)
	4/25/12	CNY	569,356	USD	89,101	(1,065)
	4/25/12	CNY	97,723,211	USD	15,487,038	11,076
	4/25/12	USD	89,901	CNY	570,869	505
	4/25/12	USD	5,147,099	CNY	32,519,374	2,840
	4/25/12	USD	101,319	CNY	640,642	136
	4/25/12	USD	15,433,331	CNY	97,584,949	20,736
	4/25/12	USD	5,126,127	CNY	32,502,207	21,094

66	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	4/25/12	USD	14,572	CNY	92,430	$65
	4/25/12	USD	5,129,376	CNY	32,534,605	22,976
	4/25/12	USD	29,320	CNY	187,309	344
	4/25/12	USD	27,880	CNY	178,365	366
	4/25/12	USD	10,206,291	CNY	65,289,641	133,321
	4/25/12	USD	15,309,436	CNY	97,934,462	199,982
	4/25/12	USD	25,515,727	CNY	163,224,104	333,302
	4/25/12	USD	20,412,581	CNY	130,579,283	266,642
	4/25/12	USD	5,096,540	CNY	32,640,793	72,628
	4/25/12	USD	40,558	CNY	260,171	644
	4/25/12	USD	19,957	CNY	127,765	276
						$5,839,213
Commodity Currency Fund
	10/04/11	USD	9,870,658	BRL	15,964,309	$129,693
	12/02/11	USD	9,929,947	AUD	9,582,486	219,250
	12/02/11	USD	9,851,058	CAD	9,776,978	127,079
	12/02/11	USD	9,892,837	CLP	4,704,043,965	125,999
	12/02/11	USD	9,873,115	NOK	54,153,544	197,878
	12/02/11	USD	9,959,770	NZD	12,041,433	255,586
	12/02/11	USD	9,901,490	RUB	290,861,217	70,183
	12/02/11	USD	9,887,392	ZAR	72,281,780	308,017
						$1,433,685
Emerging Currency Fund
	9/02/11	BRL	607,876	USD	365,310	$(17,435)
	9/02/11	BRL	2,127,777	USD	1,307,952	(31,789)
	9/02/11	BRL	78,717,927	USD	49,260,280	(303,961)
	9/02/11	USD	49,509,216	BRL	78,095,838	(336,670)
	9/02/11	USD	584,754	BRL	922,391	(3,976)
	9/02/11	USD	388,961	BRL	610,086	(4,825)
	9/02/11	USD	193,263	BRL	304,776	(1,363)
	9/02/11	USD	386,944	BRL	609,924	(2,909)
	9/02/11	USD	192,244	BRL	304,322	(629)
	9/02/11	USD	189,596	BRL	303,277	1,361
	9/02/11	USD	187,288	BRL	302,966	3,473
	10/04/11	USD	49,255,970	BRL	79,154,344	327,838
	11/03/11	CLP	179,769,565	USD	375,169	(8,992)
	11/03/11	CLP	629,041,757	USD	1,317,503	(26,736)
	11/03/11	CNH	2,505,399	USD	389,128	(4,869)
	11/03/11	CNH	8,768,588	USD	1,366,569	(12,371)
	11/03/11	IDR	3,344,827,444	USD	385,127	(3,856)
	11/03/11	IDR	11,739,006,963	USD	1,365,001	(175)
	11/03/11	INR	17,368,107	USD	380,213	5,218
	11/03/11	INR	60,769,730	USD	1,337,068	24,989
	11/03/11	KRW	412,376,254	USD	376,944	(8,149)
	11/03/11	KRW	1,442,981,742	USD	1,328,957	(18,555)
	11/03/11	MXN	4,601,917	USD	369,477	(1,163)
	11/03/11	MXN	16,107,485	USD	1,305,831	8,529
	11/03/11	MYR	1,158,703	USD	381,403	(6,220)
	11/03/11	MYR	4,055,334	USD	1,342,781	(13,856)
	11/03/11	PLN	1,093,002	USD	377,366	515
	11/03/11	PLN	3,824,725	USD	1,303,077	(15,632)
	11/03/11	RUB	10,866,545	USD	360,655	(13,221)

WisdomTree Currency, Fixed Income and Alternative Funds	67

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	11/03/11	RUB	38,048,711	USD	1,264,077	$(45,033)
	11/03/11	TRY	661,435	USD	368,539	(12,676)
	11/03/11	TRY	2,312,451	USD	1,286,374	(46,395)
	11/03/11	USD	587,815	CLP	270,571,100	(9,614)
	11/03/11	USD	49,768,310	CLP	22,908,353,152	(814,007)
	11/03/11	USD	387,955	CLP	180,088,699	(3,112)
	11/03/11	USD	194,454	CLP	89,993,383	(2,142)
	11/03/11	USD	386,411	CLP	180,052,091	(1,646)
	11/03/11	USD	193,363	CLP	90,010,461	(1,014)
	11/03/11	USD	190,237	CLP	90,115,332	2,336
	11/03/11	USD	190,769	CLP	90,052,589	1,670
	11/03/11	USD	49,472,983	CNH	318,393,278	597,251
	11/03/11	USD	584,326	CNH	3,760,550	7,054
	11/03/11	USD	390,067	CNH	2,504,038	3,715
	11/03/11	USD	194,955	CNH	1,251,610	1,872
	11/03/11	USD	390,164	CNH	2,505,242	3,808
	11/03/11	USD	195,096	CNH	1,253,295	1,996
	11/03/11	USD	196,835	CNH	1,255,318	575
	11/03/11	USD	197,282	CNH	1,256,489	312
	11/03/11	USD	49,390,135	IDR	421,495,416,199	(372,748)
	11/03/11	USD	583,348	IDR	4,978,292,317	(4,402)
	11/03/11	USD	390,788	IDR	3,317,793,069	(4,949)
	11/03/11	USD	195,589	IDR	1,659,570,733	(2,591)
	11/03/11	USD	390,467	IDR	3,322,877,604	(4,037)
	11/03/11	USD	195,486	IDR	1,663,587,951	(2,021)
	11/03/11	USD	193,623	IDR	1,666,128,768	138
	11/03/11	USD	192,469	IDR	1,665,626,292	1,233
	11/03/11	USD	579,559	INR	25,830,938	(21,843)
	11/03/11	USD	49,069,317	INR	2,187,019,441	(1,849,399)
	11/03/11	USD	390,611	INR	17,354,861	(15,903)
	11/03/11	USD	194,089	INR	8,660,242	(7,106)
	11/03/11	USD	387,431	INR	17,356,894	(12,678)
	11/03/11	USD	194,112	INR	8,686,527	(6,562)
	11/03/11	USD	187,482	INR	8,663,550	(427)
	11/03/11	USD	186,667	INR	8,681,903	783
	11/03/11	USD	24,724,619	KRW	26,167,300,562	(288,573)
	11/03/11	USD	292,009	KRW	309,062,605	(3,395)
	11/03/11	USD	24,723,451	KRW	26,167,300,562	(287,405)
	11/03/11	USD	292,023	KRW	309,062,605	(3,408)
	11/03/11	USD	390,500	KRW	412,719,936	(5,087)
	11/03/11	USD	195,172	KRW	206,394,374	(2,433)
	11/03/11	USD	387,279	KRW	412,994,122	(1,609)
	11/03/11	USD	193,346	KRW	206,493,734	(514)
	11/03/11	USD	189,252	KRW	206,265,570	3,367
	11/03/11	USD	189,308	KRW	206,402,261	3,439
	11/03/11	USD	583,703	MXN	6,873,681	(30,094)
	11/03/11	USD	49,420,152	MXN	581,971,712	(2,547,997)
	11/03/11	USD	388,478	MXN	4,604,575	(17,625)
	11/03/11	USD	194,122	MXN	2,301,669	(8,745)
	11/03/11	USD	385,149	MXN	4,606,772	(14,119)
	11/03/11	USD	191,389	MXN	2,303,619	(5,854)

68	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	11/03/11	USD	186,964	MXN	2,301,661	$(1,587)
	11/03/11	USD	184,314	MXN	2,302,121	1,099
	11/03/11	USD	581,707	MYR	1,723,715	(5,070)
	11/03/11	USD	49,251,237	MYR	145,941,265	(429,268)
	11/03/11	USD	391,190	MYR	1,157,922	(3,828)
	11/03/11	USD	195,509	MYR	578,902	(1,848)
	11/03/11	USD	387,803	MYR	1,158,406	(279)
	11/03/11	USD	193,738	MYR	579,469	113
	11/03/11	USD	193,493	MYR	579,994	534
	11/03/11	USD	193,668	MYR	580,616	567
	11/03/11	USD	49,352,695	PLN	139,554,615	(1,236,317)
	11/03/11	USD	582,906	PLN	1,648,282	(14,602)
	11/03/11	USD	385,094	PLN	1,094,667	(7,669)
	11/03/11	USD	191,754	PLN	547,109	(3,119)
	11/03/11	USD	384,472	PLN	1,094,610	(7,066)
	11/03/11	USD	190,847	PLN	547,254	(2,162)
	11/03/11	USD	187,555	PLN	546,696	937
	11/03/11	USD	187,263	PLN	547,172	1,394
	11/03/11	USD	24,701,661	RUB	688,805,825	(1,002,511)
	11/03/11	USD	291,752	RUB	8,135,502	(11,841)
	11/03/11	USD	291,700	RUB	8,135,501	(11,788)
	11/03/11	USD	24,697,233	RUB	688,805,824	(998,083)
	11/03/11	USD	386,981	RUB	10,862,552	(13,242)
	11/03/11	USD	193,422	RUB	5,428,958	(6,632)
	11/03/11	USD	386,017	RUB	10,864,757	(12,203)
	11/03/11	USD	191,786	RUB	5,433,286	(4,847)
	11/03/11	USD	185,520	RUB	5,434,520	1,461
	11/03/11	USD	186,148	RUB	5,432,717	771
	11/03/11	USD	50,145,737	TRY	85,345,537	(957,259)
	11/03/11	USD	592,272	TRY	1,008,018	(11,306)
	11/03/11	USD	386,972	TRY	663,927	(4,320)
	11/03/11	USD	191,300	TRY	331,788	(76)
	11/03/11	USD	383,475	TRY	664,064	(745)
	11/03/11	USD	188,315	TRY	331,679	2,847
	11/03/11	USD	183,032	TRY	330,583	7,498
	11/03/11	USD	185,475	TRY	330,460	4,984
	11/03/11	USD	291,431	ZAR	1,980,915	(10,901)
	11/03/11	USD	24,674,492	ZAR	167,717,454	(922,960)
	11/03/11	USD	24,674,129	ZAR	167,717,454	(922,597)
	11/03/11	USD	291,427	ZAR	1,980,914	(10,897)
	11/03/11	USD	388,469	ZAR	2,646,891	(13,626)
	11/03/11	USD	193,398	ZAR	1,322,864	(6,059)
	11/03/11	USD	385,871	ZAR	2,647,248	(10,977)
	11/03/11	USD	189,320	ZAR	1,323,309	(1,918)
	11/03/11	USD	182,279	ZAR	1,320,906	4,783
	11/03/11	USD	180,931	ZAR	1,320,562	6,082
	11/03/11	ZAR	2,642,957	USD	357,325	(16,961)
	11/03/11	ZAR	9,247,748	USD	1,264,468	(45,165)
						$(12,969,702)
Indian Rupee Fund
	11/03/11	USD	11,134,706	INR	495,494,406	$(436,490)
	11/03/11	USD	11,135,957	INR	495,494,405	(437,742)

WisdomTree Currency, Fixed Income and Alternative Funds	69

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	11/03/11	USD	2,721,408	INR	124,096,198	$(42,048)
	11/03/11	USD	37,741	INR	1,721,003	(583)
						$(916,863)
New Zealand Dollar Fund
	9/29/11	USD	16,850,075	NZD	20,374,939	$516,775
	9/29/11	USD	17,018,884	NZD	20,578,689	521,634
	9/29/11	USD	17,192,496	NZD	20,788,614	526,956
						$1,565,365
South African Rand Fund
	9/23/11	USD	4,451,567	ZAR	30,258,637	$(166,450)
	11/03/11	USD	4,451,633	ZAR	30,258,637	(166,515)
						$(332,965)
Asia Local Debt Fund
	9/01/11	USD	1,172,234	AUD	1,102,490	$8,479
	9/01/11	USD	591,051	HKD	4,607,553	446
	9/01/11	USD	1,182,540	KRW	1,266,500,000	4,600
	9/01/11	USD	602,790	NZD	712,316	5,528
	9/01/11	USD	295,204	PHP	12,494,529	262
	9/01/11	USD	599,325	SGD	722,395	1,544
	9/01/11	USD	1,173,047	THB	35,173,805	587
	9/02/11	USD	1,177,754	AUD	1,103,830	4,394
	9/02/11	USD	590,850	HKD	4,605,112	333
	9/02/11	USD	1,184,974	KRW	1,266,500,000	2,166
	9/02/11	USD	594,034	MYR	1,766,656	(1,792)
	9/02/11	USD	588,589	NZD	690,475	1,077
	9/02/11	USD	1,198,659	SGD	1,443,592	2,084
	9/02/11	USD	1,177,855	THB	35,353,312	1,768
	9/06/11	USD	1,178,955	MYR	3,495,600	(7,114)
	9/06/11	USD	1,185,084	PHP	49,998,678	(2,732)
	9/07/11	USD	593,948	IDR	5,071,130,332	348
	9/21/11	INR	24,500,000	USD	541,436	10,587
	9/21/11	USD	2,345,593	IDR	20,054,816,000	(5,516)
	9/21/11	USD	537,045	INR	24,500,000	(6,196)
	9/21/11	USD	295,147	INR	13,562,000	(1,295)
	9/21/11	USD	295,468	INR	13,562,000	(1,616)
	9/21/11	USD	293,592	INR	13,561,000	239
	9/21/11	USD	588,736	INR	27,023,000	(3,221)
	9/21/11	USD	588,450	INR	27,104,000	(1,179)
	9/21/11	USD	4,101,847	PHP	177,692,000	102,989
	9/21/11	USD	1,185,944	PHP	50,118,000	29
	9/21/11	USD	595,874	PHP	25,420,000	5,655
	9/21/11	USD	296,207	PHP	12,574,000	1,339
	11/03/11	USD	2,457,154	CNH	15,828,000	31,943
	11/03/11	USD	297,512	CNH	1,895,000	494
	11/03/11	USD	5,524,451	HKD	43,120,000	9,711
	11/03/11	USD	28,463,921	TWD	827,190,000	169,805
	11/03/11	USD	287,663	TWD	8,266,000	(1,530)
	11/03/11	USD	576,727	TWD	16,529,000	(4,565)
	11/03/11	USD	288,908	TWD	8,257,000	(3,087)
	11/03/11	USD	289,331	TWD	8,298,000	(2,090)
	11/03/11	USD	2,593,260	TWD	74,647,000	(9,306)
	11/03/11	USD	288,966	TWD	8,302,000	(1,587)
	11/03/11	USD	2,888,328	TWD	82,895,000	(18,863)
						$294,718

70	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Emerging Markets Local Debt Fund
	9/21/11	IDR	186,817,772,700	USD	21,837,262	$38,617
	9/21/11	IDR	164,436,000,000	USD	19,250,293	63,242
	9/21/11	KRW	5,915,000,000	USD	5,596,026	58,415
	9/21/11	MYR	57,646,000	USD	19,376,807	59,169
	9/21/11	PHP	22,928,000	USD	2,788,671	(7,327)
	9/21/11	RUB	22,928,000	USD	813,078	20,647
	9/21/11	USD	546,558	CLP	260,129,000	12,902
	9/21/11	USD	6,390,909	CLP	3,019,011,000	102,090
	9/21/11	USD	183,728	CLP	86,499,000	2,306
	9/21/11	USD	367,232	CLP	172,250,000	3,227
	9/21/11	USD	21,728,050	IDR	186,817,772,700	70,595
	9/21/11	USD	19,166,836	IDR	164,436,000,000	20,214
	9/21/11	USD	386,978	KRW	422,000,000	8,097
	9/21/11	USD	1,559,026	KRW	1,697,000,000	29,702
	9/21/11	USD	395,412	KRW	424,000,000	1,536
	9/21/11	USD	1,982,912	KRW	2,123,500,000	5,105
	9/21/11	USD	1,982,726	KRW	2,123,500,000	5,290
	9/21/11	USD	791,316	KRW	842,000,000	(3,037)
	9/21/11	USD	394,353	KRW	419,000,000	(2,086)
	9/21/11	USD	3,551,692	KRW	3,779,000,000	(13,799)
	9/21/11	USD	2,406,442	KRW	2,540,000,000	(28,500)
	9/21/11	USD	399,583	KRW	422,000,000	(4,508)
	9/21/11	USD	1,118,596	KRW	1,179,000,000	(14,818)
	9/21/11	USD	372,542	KRW	394,000,000	(3,680)
	9/21/11	USD	375,119	KRW	395,000,000	(5,321)
	9/21/11	USD	373,708	KRW	394,000,000	(4,846)
	9/21/11	USD	370,336	KRW	394,000,000	(1,474)
	9/21/11	USD	2,237,690	KRW	2,395,000,000	4,504
	9/21/11	USD	1,095,966	KRW	1,190,000,000	18,110
	9/21/11	USD	12,835,980	KRW	13,885,000,000	163,130
	9/21/11	USD	370,577	KRW	398,000,000	2,030
	9/21/11	USD	1,121,687	KRW	1,202,000,000	3,623
	9/21/11	USD	733,970	KRW	799,000,000	14,052
	9/21/11	USD	19,178,893	MYR	57,646,000	138,744
	9/21/11	USD	2,384,811	PHP	103,310,000	59,878
	9/21/11	USD	561,569	PHP	23,687,000	(1,049)
	9/21/11	USD	186,803	PHP	7,893,000	(26)
	9/21/11	USD	188,123	PHP	7,888,000	(1,464)
	9/21/11	USD	186,883	PHP	7,879,000	(438)
	9/21/11	USD	187,030	PHP	7,917,000	314
	9/21/11	USD	1,114,698	PHP	47,553,000	10,578
	9/21/11	USD	553,349	PHP	23,628,000	5,775
	9/21/11	USD	6,416,482	PHP	272,893,000	41,153
	9/21/11	USD	818,530	RUB	22,928,000	(26,098)
	9/21/11	USD	817,398	RUB	22,928,000	(24,966)
	9/21/11	USD	12,788,427	THB	384,548,000	8,255
						$827,863
Managed Futures Strategy Fund (consolidated)
	9/21/11	JPY	53,713,000	USD	667,679	$(34,821)
	9/21/11	JPY	33,838,000	USD	416,634	(25,925)
	9/21/11	JPY	106,776,000	USD	1,386,600	(9,896)

WisdomTree Currency, Fixed Income and Alternative Funds	71

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	9/21/11	JPY	38,544,000	USD	503,428	$(679)
	9/21/11	JPY	2,625,305,000	USD	34,289,429	(46,284)
	9/21/11	USD	3,043,864	JPY	247,853,000	197,744
	9/21/11	USD	15,382,103	JPY	1,252,520,000	999,296
	9/21/11	USD	1,737,730	JPY	139,425,000	85,775
	9/21/11	USD	4,693,086	JPY	378,044,000	251,258
	9/21/11	USD	4,655,678	JPY	374,283,000	239,477
	9/21/11	USD	1,543,582	JPY	125,051,000	91,929
	9/21/11	USD	1,405,128	JPY	111,027,000	46,967
	9/21/11	USD	1,292,443	JPY	99,586,000	10,017
	9/21/11	USD	1,650,761	JPY	130,387,000	54,538
	12/21/11	USD	34,324,891	JPY	2,625,305,000	45,523
						$1,904,919

Currency Legend:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CLP – Chilean peso

CNH – Chinese renminbi

CNY – Chinese yuan

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

JPY – Japanese yen

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PEN – Peruvian nuevo sol

PHP – Philippine peso

PLN – Polish zloty

RUB – Russian ruble

SGD – Singapore dollar

THB – Thai baht

TRY – Turkish new lira

TWD – New Taiwan dollar

USD – U.S. dollar

ZAR – South African rand

Currency, Interest Rate and Total Return Swaps — Each Fund may enter into swap agreements, including interest rate swaps, currency swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical foreign currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the Brazilian real). A typical total return swap involves the payment of the total return on a reference asset in return for payments equal to a rate of interest on another reference asset. The total return typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, indexes and money market securities without actually purchasing such currencies or securities. The Managed Futures Strategy Fund and the Global Real Return Fund may enter into swaps transactions based on commodities or commodity indexes. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

Detailed below is the interest rate swap agreement outstanding as of August 31, 2011:

Fund	Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid	Floating Rate Received	Unrealized Appreciation
Global Real Return Fund (consolidated)	UBS AG	7/14/16	$220	1.89%	6 Month Treasury Bill	$6,996

72	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Detailed below are total return swap agreements outstanding as of August 31, 2011:

Fund	Counterparty	Termination Date	Notional Amount (000)	Reference Entity	Unrealized Depreciation
Global Real Return Fund (consolidated)	UBS AG	7/16/12	$968	AFT CTI Modified Index	$(14,567)
Managed Futures Strategy Fund (consolidated)	UBS AG	12/15/11	54,139	AFT CTI Modified Index	(813,758)

Futures Contracts — Each Fund may transact in currency futures contracts and U.S. Treasury futures contracts. The Managed Futures Strategy Fund and Global Real Return Fund may transact in commodity, currency and U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

At August 31, 2011 the Funds had the following open futures contracts:

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Managed Futures Strategy Fund (consolidated)	Futures Contracts Short
	Canada Currency Futures	28	$(2,852,920)	Dec 2011	$(128)
	Cocoa Futures	36	(1,120,680)	Dec 2011	(41,796)
	Copper Futures	54	(5,676,075)	Dec 2011	(189)
	Cotton Futures	21	(1,111,005)	Dec 2011	124,382
	Lean Hogs Futures	67	(2,221,720)	Dec 2011	69,118
	Live Cattle Futures	73	(3,384,280)	Dec 2011	116,813
					268,200
	Futures Contracts Long
	Australian Dollar Currency Futures	53	5,592,560	Dec 2011	(10,616)
	British Pound Currency Futures	139	14,091,994	Dec 2011	(59,530)
	Coffee Futures	16	1,729,500	Dec 2011	(356)
	Corn Futures	136	5,219,000	Dec 2011	(4,963)
	Euro Foreign Exchange Currency Futures	203	36,443,575	Dec 2011	(3,885)
	Gold 100 Ounce Futures	21	3,846,570	Dec 2011	416,427
	Silver Futures	10	2,088,400	Dec 2011	89,065
	Soybean Futures	75	5,465,625	Nov 2011	4,467
	Sugar #11 (World) Futures	35	1,132,096	Mar 2012	(123)
	Swiss Franc Futures	37	5,768,300	Dec 2011	101,571
	U.S. Long Bond (CBT) Futures	154	20,948,813	Dec 2011	1,408,478
	U.S. Treasury Notes 10yr Futures	164	21,161,125	Dec 2011	741,739

WisdomTree Currency, Fixed Income and Alternative Funds	73

Notes to Financial Statements (continued)

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
	Wheat Futures (CBT) Futures	55	$2,176,625	Dec 2011	$(1,694)
					2,680,580
	Total				$2,948,780
Global Real Return Fund (consolidated)	Futures Contracts Long
	Gold 100 Ounce Futures	1	183,170	Dec 2011	$21,236

Security Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

The securities lending income earned by the Funds is disclosed on the Statements of Operations on pages 42 to 44.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. Government, its agencies, non-U.S. Government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital to the extent of a shareholder’s tax basis, and thereafter as capital gain.

3. ADVISER FEES AND TRANSACTIONS

WTAM provides investment management services to each Fund pursuant to an Investment Advisory Agreement. As compensation for services rendered, facilities furnished, and expenses borne by WTAM, each Fund pays WTAM a fee, as listed below, which is accrued daily and paid monthly, based on the average daily net assets of the Fund. Included in the expenses borne by WTAM are fees paid to the Sub-Advisers, Mellon Capital Management Corporation (for the Asia Local Debt Fund, Emerging Markets Local Debt Fund, Global Real Return Fund, and Managed Futures Strategy Fund) and The Dreyfus Corporation (for the Currency Income Funds), all accounting, administration, custody, transfer agent fees to The Bank of New York Mellon Corporation, tax and audit services, as well as printing and postage.

74	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Fee Rate
Brazilian Real Fund	0.45%
Chinese Yuan Fund	0.45%
Commodity Currency Fund	0.55%
Emerging Currency Fund	0.55%
Euro Fund	0.35%
Indian Rupee Fund	0.45%
Japanese Yen Fund	0.35%
New Zealand Dollar Fund	0.45%
South African Rand Fund	0.45%
Asia Local Debt Fund	0.55%
Emerging Markets Local Debt Fund	0.55%
Global Real Return Fund	0.60%
Managed Strategy Futures Fund	0.95%

Each Fund may purchase shares of an affiliated exchange traded fund (“ETF”) in secondary market transactions. For the year ended August 31, 2011, there were no transactions in affiliated ETFs.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2011, there was an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Funds issue and redeem shares on a cash basis only. Investors purchasing and redeeming Creation Units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended August 31, 2011 were as follows:

Fund	Purchases	Sales
Brazilian Real Fund	$—	$20,385,000
Chinese Yuan Fund	—	36,047,000
Commodity Currency Fund	—	—
Emerging Currency Fund	—	6,715,000
Euro Fund	—	—
Indian Rupee Fund	—	3,030,000
Japanese Yen Fund	—	—
New Zealand Dollar Fund	—	1,955,000
South African Rand Fund	—	715,000
Asia Local Debt Fund	572,495,106	—
Emerging Markets Local Debt Fund	1,318,902,976	191,452,150
Global Real Return Fund (consolidated)	3,137,965	3,681
Managed Futures Strategy Fund (consolidated)	—	—

WisdomTree Currency, Fixed Income and Alternative Funds	75

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At August 31, 2011, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Brazilian Real Fund	$559,901,990	$49,535	$(884)	$48,651
Chinese Yuan Fund	585,986,147	281,480	(17)	281,463
Commodity Currency Fund	78,698,897	11,091	(3)	11,088
Emerging Currency Fund	595,015,542	119,914	(166)	119,748
Euro Fund	7,688,704	556	(3,535)	(2,979)
Indian Rupee Fund	24,736,148	4,014	(2)	4,012
Japanese Yen Fund	19,630,877	116,486	—	116,486
New Zealand Dollar Fund	51,058,306	9,471	(254)	9,217
South African Rand Fund	8,896,396	872	(5)	867
Asia Local Debt Fund	700,535,308	18,629,997	(265,043)	18,364,954
Emerging Markets Local Debt Fund	1,396,667,450	43,235,734	(7,784,502)	35,451,232
Global Real Return Fund (consolidated)	4,978,151	97,729	(42,093)	55,636
Managed Futures Strategy Fund (consolidated)	237,190,785	1,810	(9,790,652)	(9,788,842)

At August 31, 2011, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings
Brazilian Real Fund	$10,217,861	$14,977,266	$48,651	$-	$25,243,778
Chinese Yuan Fund	3,873,870	6,166,169	281,463	-	10,321,502
Commodity Currency Fund	4,188,839	5,292,835	11,088	125,999	9,618,761
Emerging Currency Fund	15,875,492	2,837,122	119,748	(3,598,749)	15,233,613
Euro Fund	19,652	(2,087)	(2,979)	873	15,459
Indian Rupee Fund	2,609,926	—	4,012	(916,864)	1,697,074
Japanese Yen Fund	—	(238)	116,486	23,147	139,395
New Zealand Dollar Fund	1,435,176	2,222,393	9,217	—	3,666,786
South African Rand Fund	287,658	238,133	867	—	526,658
Asia Local Debt Fund	948,331	(190,042)	18,364,954	278,121	19,401,364
Emerging Markets Local Debt Fund	6,158,980	273,795	35,451,232	426,519	42,310,526
Global Real Return Fund (consolidated)	11,772	(758)	55,636	(678)	65,972
Managed Futures Strategy Fund (consolidated)	1,553,024	3,128,793	(9,788,842)	—	(5,107,025)

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended August 31, 2011		Year Ended August 31, 2010
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains
Brazilian Real Fund	$5,581,400	$10,639,000	$145,080	$1,567,800
Chinese Yuan Fund	—	3,656,016	—	—
Commodity Currency Fund	22,790	65,750	N/A	N/A
Emerging Currency Fund	2,791,404	8,285,508	804,518	925,768
Euro Fund	—	—	—	—
Indian Rupee Fund	229,346	—	—	—
Japanese Yen Fund	—	—	—	—
New Zealand Dollar Fund	565,740	931,428	639,201	1,322,383
South African Rand Fund	498,680	1,043,804	128,048	192,736
Asia Local Debt Fund	3,228,984	—	N/A	N/A
Emerging Markets Local Debt Fund	33,983,409	—	—	—
Global Real Return Fund (consolidated)	—	—	N/A	N/A
Managed Futures Strategy Fund (consolidated)	—	—	N/A	N/A
*	Includes short-term capital gains if any.

76	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

At August 31, 2011, for Federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss Available Through 2019	Post-Effective - No Expiration		Capital Loss Available Total
Brazilian Real Fund	$—	$—	$—	—	$—		$—
Chinese Yuan Fund	—	—	—	—	—		—
Commodity Currency Fund	—	—	—	—	—		—
Emerging Currency Fund	—	—	—	—	—		—
Euro Fund	182	1	—	190	—		373
Indian Rupee Fund	—	—	—	—	—		—
Japanese Yen Fund	—	—	2	—	—		2
New Zealand Dollar Fund	—	—	—	—	—		—
South African Rand Fund	—	—	—	—	—		—
Asia Local Debt Fund	—	—	—	—	190,042	*	190,042
Emerging Markets Local Debt Fund	—	—	—	—	—		—
Global Real Return Fund (consolidated)	—	—	—	—	758	*	758
Managed Futures Strategy Fund (consolidated)	—	—	—	—	—		—

*	Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short–term as under previous law. The character of these losses is short-term.

Capital losses and currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year ended August 31, 2011, the following Funds incurred and will elect to defer net post-October losses as follows:

Fund	Post-October Currency Losses	Post-October Capital Losses
Brazilian Real Fund	$—	$—
Chinese Yuan Fund	—	—
Commodity Currency Fund	135,859	—
Emerging Currency Fund	392	—
Euro Fund	492	1,222
Indian Rupee Fund	—	—
Japanese Yen Fund	90	146
New Zealand Dollar Fund	—	—
South African Rand Fund	—	—
Asia Local Debt Fund	—	—
Emerging Markets Local Debt Fund	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—

During the year ended August 31, 2011, the following funds utilized capital loss carryforwards of the noted amount to offset realized gains.

Fund	Utilized Capital Loss Carryforwards
Brazilian Real Fund	$—
Chinese Yuan Fund	808,729
Commodity Currency Fund	—
Emerging Currency Fund	—
Euro Fund	—

WisdomTree Currency, Fixed Income and Alternative Funds	77

Notes to Financial Statements (concluded)

Fund	Utilized Capital Loss Carryforwards
Indian Rupee Fund	$—
Japanese Yen Fund	—
New Zealand Dollar Fund	—
South African Rand Fund	—
Asia Local Debt Fund	—
Emerging Markets Local Debt Fund	677,241
Global Real Return Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—

At August 31, 2011, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Brazilian Real Fund	$852,492	$(852,492)	$—
Chinese Yuan Fund	2,168,242	(2,168,242)	—
Commodity Currency Fund	230,485	(230,485)	—
Emerging Currency Fund	1,934,553	(1,934,553)	—
Euro Fund	(306)	(1,400,288)	1,400,594
Indian Rupee Fund	81,203	(81,205)	2
Japanese Yen Fund	27,202	(715,255)	688,053
New Zealand Dollar Fund	100,168	(100,168)	—
South African Rand Fund	38,134	(38,134)	—
Asia Local Debt Fund	(142,649)	142,649	—
Emerging Markets Local Debt Fund	6,368,955	(6,368,955)	—
Global Real Return Fund (consolidated)	188	33,348	(33,536)
Managed Futures Strategy Fund (consolidated)	654,903	9,093,312	(9,748,215)

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, treatment of swap income and the realization for tax purposes of gain/(loss) on certain derivative instruments.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year ended August 31, 2011, the Funds did not have any liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by taxing authorities.

7. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”). The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

78	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (concluded)

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards” (“IFRS”) (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8. SUBSEQUENT EVENT

The Euro Fund and the New Zealand Dollar Fund changed their respective investment objectives, strategies and fund names as indicated in the table below, effective on October 19, 2011 and October 25, 2011, respectively.

Ticker	Former Fund Name	New Fund Name	Primary Change
EU	WisdomTree Dreyfus Euro Fund	WisdomTree Euro Debt Fund	Restructured to seek a high level of total return consisting of both income and capital appreciation by investing in intermediate term euro-denominated bonds and other debt obligations.
AUNZ	WisdomTree Dreyfus New Zealand Dollar Fund	WisdomTree Australia & New Zealand Debt Fund	Restructured to seek a high level of total return consisting of both income and capital appreciation by investing in intermediate term bonds and other debt obligations denominated in Australian or New Zealand dollars.

WisdomTree Currency, Fixed Income and Alternative Funds	79

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Commodity Currency Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Euro Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus New Zealand Dollar Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Asia Local Debt Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Global Real Return Fund and WisdomTree Managed Futures Strategy Fund (thirteen of the investment funds constituting the WisdomTree Trust (the “Trust”)) as of August 31, 2011, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Commodity Currency Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Euro Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus New Zealand Dollar Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Asia Local Debt Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Global Real Return Fund and WisdomTree Managed Futures Strategy Fund of WisdomTree Trust at August 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2011

80	WisdomTree Currency, Fixed Income and Alternative Funds

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Approval of Investment Advisory Agreements. The Trust and the Investment Adviser have entered into an investment advisory agreement covering each Fund discussed herein. At a meeting held on March 16, 2011, the Board of Trustees approved the Investment Advisory Agreement for the Global Real Return Fund and re-approved the Investment Advisory Agreement for each existing Fund. The Board reviewed and analyzed the factors it deemed relevant, including: (i) the nature, quality and extent of the services to be provided to the Funds by WTAM; (ii) the performance of the Funds; (iii) the costs of services to be provided and the profits to be realized by WTAM from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale for the benefit of investors; and (vi) the fees charged by the Investment Adviser for comparable non-registered funds.

The Board also considered the nature and quality of the services to be provided by WTAM to the Funds, recognizing WTAM’s operational capabilities and resources. The Board also noted the extensive responsibilities that WTAM has as investment adviser to the Funds, including the selection of the Funds’ Sub-Advisers and oversight of the Sub-Advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds.

The Board gave substantial consideration to the fees payable under the Investment Advisory Agreements. The Board examined the fees to be paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided and the costs anticipated to be incurred by WTAM, the Board concluded that the level of the fees paid to WTAM with respect to each Fund is fair and reasonable. The Board evaluated WTAM’s costs and profitability in serving as investment adviser to the existing Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds and the costs associated with compensating the Sub-Advisers. The Board also approved the Sub-Advisory Agreement between WTAM and Mellon Capital Management Corporation (“MCM”), on behalf of the Global Real Return Fund, re-approved the Sub-Advisory Agreement between WTAM and MCM, on behalf of the Asia Local Debt Fund, Emerging Markets Local Debt Fund, and Managed Futures Strategy Fund, and re-approved the Sub-Advisory Agreement between WTAM and Dreyfus Corporation (“Dreyfus”), on behalf of each of the Currency Income Funds, using essentially the same criteria it used in connection with the Investment Advisory Agreements. The Board considered MCM’s and Dreyfus’s operational capabilities and resources and MCM’s and Dreyfus’s experience in serving as an adviser to ETFs. The Board considered the investment performance of the Funds, and the expertise and performance of the MCM and Dreyfus personnel. The Board also noted that Bank of New York Mellon Corporation, an affiliate of MCM, serves as the Funds’ administrator, accountant, custodian, transfer agent and securities lending agent and receives compensation for acting in these capacities and is responsible for, among other things, coordinating the Funds’ audits, financial statements and tax returns, managing expenses and budgeting for the Funds, processing trades on behalf of each Fund and custodying Fund assets. As such, the Board concluded that the benefits accruing to MCM and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the anticipated costs of providing the relevant services. The Board noted that WTAM, not the Funds, pays the fees to MCM and Dreyfus under the Sub-Advisory Agreement for each Fund.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of WTAM, MCM and Dreyfus, the Board determined that the approval and re-approval of the Investment Advisory Agreements and the Sub-Advisory Agreements was in the best interests of each Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Investment Advisory Agreements and Sub-Advisory Agreements.

WisdomTree Currency, Fixed Income and Alternative Funds	81

Frequency Distribution of Discounts & Premiums (unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the midpoint of the highest bid and lowest offer for Fund shares as of close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart represents information about the size and frequency of premiums or discounts. As with other ETFs, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of the U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Funds that invest in non-U.S. securities. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not NAV (or vice versa).

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Dreyfus Brazilian Real Fund
May 14, 2008 – August 31, 2011	0 – 24.9	167	18.68%	150	16.78%
	25 – 49.9	156	17.45%	81	9.06%
	50 – 74.9	88	9.84%	54	6.04%
	75 – 99.9	37	4.14%	29	3.24%
	100 – 124.9	14	1.57%	21	2.35%
	125 – 174.9	18	2.01%	31	3.47%
	175 – 199.9	0	0.00%	6	0.67%
	200 – 249.9	2	0.22%	15	1.68%
	>250	8	0.89%	17	1.90%
	Total	490	54.81%	404	45.19%
WisdomTree Dreyfus Chinese Yuan Fund
May 14, 2008 – August 31, 2011	0 – 24.9	386	43.18%	274	30.65%
	25 – 49.9	99	11.07%	47	5.26%
	50 – 74.9	13	1.45%	30	3.36%
	75 – 99.9	3	0.34%	14	1.57%
	100 – 124.9	0	0.00%	11	1.23%
	125 – 174.9	1	0.11%	14	1.57%
	175 – 199.9	0	0.00%	1	0.11%
	200 – 249.9	0	0.00%	1	0.11%
	>250	0	0.00%	0	0.00%
	Total	502	56.15%	392	43.85%
WisdomTree Dreyfus Commodity Currency Fund
September 24, 2010 – August 31, 2011	0 – 24.9	113	47.68%	30	12.66%
	25 – 49.9	59	24.89%	17	7.17%
	50 – 74.9	10	4.22%	5	2.11%
	75 – 99.9	2	0.84%	0	0.00%
	100 – 124.9	0	0.00%	0	0.00%
	125 – 174.9	1	0.42%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	185	78.06%	52	21.94%

*	Basis point (bps) is a unit that is equal to 1/100th of 1%.

82	WisdomTree Currency, Fixed Income and Alternative Funds

Frequency Distribution of Discounts & Premiums (unaudited) (continued)

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Dreyfus Emerging Currency Fund
May 6, 2009 – August 31, 2011	0 – 24.9	297	45.83%	130	20.06%
	25 – 49.9	144	22.22%	19	2.93%
	50 – 74.9	41	6.33%	7	1.08%
	75 – 99.9	5	0.77%	1	0.15%
	100 – 124.9	2	0.31%	0	0.00%
	125 – 174.9	0	0.00%	1	0.15%
	175 – 199.9	1	0.15%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	490	75.62%	158	24.38%
WisdomTree Dreyfus Euro Fund
May 14, 2008 – August 31, 2011	0 – 24.9	226	25.28%	264	29.53%
	25 – 49.9	102	11.41%	122	13.65%
	50 – 74.9	60	6.71%	46	5.15%
	75 – 99.9	24	2.68%	16	1.79%
	100 – 124.9	9	1.01%	9	1.01%
	125 – 174.9	8	0.89%	3	0.34%
	175 – 199.9	2	0.22%	0	0.00%
	200 – 249.9	0	0.00%	1	0.11%
	>250	1	0.11%	1	0.11%
	Total	432	48.32%	462	51.68%
WisdomTree Dreyfus Indian Rupee Fund
May 14, 2008 – August 31, 2011	0 – 24.9	234	26.17%	208	23.27%
	25 – 49.9	157	17.56%	93	10.40%
	50 – 74.9	46	5.15%	37	4.14%
	75 – 99.9	27	3.02%	28	3.13%
	100 – 124.9	15	1.68%	11	1.23%
	125 – 174.9	14	1.57%	12	1.34%
	175 – 199.9	2	0.22%	1	0.11%
	200 – 249.9	2	0.22%	2	0.22%
	>250	1	0.11%	4	0.45%
	Total	498	55.70%	396	44.30%
WisdomTree Dreyfus Japanese Yen Fund
May 21, 2008 – August 31, 2011	0 – 24.9	184	20.70%	268	30.15%
	25 – 49.9	88	9.90%	158	17.77%
	50 – 74.9	23	2.59%	85	9.56%
	75 – 99.9	11	1.24%	28	3.15%
	100 – 124.9	7	0.79%	14	1.57%
	125 – 174.9	8	0.90%	9	1.01%
	175 – 199.9	0	0.00%	1	0.11%
	200 – 249.9	2	0.22%	2	0.22%
	>250	1	0.11%	0	0.00%
	Total	324	36.45%	565	63.55%
WisdomTree Dreyfus New Zealand Dollar Fund
June 25, 2008 – August 31, 2011	0 – 24.9	189	21.85%	167	19.31%
	25 – 49.9	122	14.10%	103	11.91%
	50 – 74.9	65	7.51%	55	6.36%
	75 – 99.9	30	3.47%	32	3.70%
	100 – 124.9	15	1.73%	23	2.66%
	125 – 174.9	7	0.81%	24	2.77%
	175 – 199.9	2	0.23%	6	0.69%
	200 – 249.9	7	0.81%	6	0.69%
	>250	5	0.58%	7	0.81%
	Total	442	51.10%	423	48.90%

*	Basis point (bps) is a unit that is equal to 1/100th of 1%.

WisdomTree Currency, Fixed Income and Alternative Funds	83

Frequency Distribution of Discounts & Premiums (unaudited) (concluded)

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	Basis Point Differential*	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Dreyfus South African Rand Fund
June 25, 2008 – August 31, 2011	0 –24.9	195	22.52%	169	19.54%
	25 –49.9	135	15.61%	102	11.79%
	50 –74.9	58	6.71%	63	7.28%
	75 –99.9	33	3.82%	20	2.31%
	100 – 124.9	11	1.27%	19	2.20%
	125 – 174.9	10	1.16%	19	2.20%
	175 – 199.9	6	0.69%	9	1.04%
	200 – 249.9	3	0.35%	5	0.58%
	>250	1	0.12%	7	0.81%
	Total	452	52.25%	413	47.75%
WisdomTree Asia Local Debt Fund
March 17, 2011 – August 31, 2011	0 – 24.9	50	42.74%	10	8.55%
	25 – 49.9	47	40.17%	3	2.56%
	50 – 74.9	7	5.98%	0	0.00%
	75 – 99.9	0	0.00%	0	0.00%
	100 – 124.9	0	0.00%	0	0.00%
	125 – 174.9	0	0.00%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	104	88.89%	13	11.11%
WisdomTree Emerging Markets Local Debt Fund
August 9, 2010 – August 31, 2011	0 – 24.9	59	21.85%	20	7.41%
	25 – 49.9	100	37.04%	7	2.59%
	50 – 74.9	51	18.89%	2	0.74%
	75 – 99.9	20	7.41%	0	0.00%
	100 – 124.9	9	3.33%	0	0.00%
	125 – 174.9	2	0.74%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	241	89.26%	29	10.74%
WisdomTree Global Real Return Fund
July 14, 2011 – August 31, 2011	0 – 24.9	12	34.29%	9	25.71%
	25 – 49.9	1	2.86%	5	14.29%
	50 – 74.9	2	5.71%	2	5.71%
	75 – 99.9	2	5.71%	1	2.86%
	100 – 124.9	0	0.00%	1	2.86%
	125 – 174.9	0	0.00%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	17	48.57%	18	51.43%
WisdomTree Managed Futures Strategy Fund
January 5, 2011 – August 31, 2011	0 – 24.9	118	71.09%	32	19.28%
	25 – 49.9	12	7.23%	1	0.60%
	50 – 74.9	2	1.20%	0	0.00%
	75 – 99.9	1	0.60%	0	0.00%
	100 – 124.9	0	0.00%	0	0.00%
	125 – 174.9	0	0.00%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	133	80.12%	33	19.88%

*	Basis point (bps) is a unit that is equal to 1/100th of 1%.

84	WisdomTree Currency, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 380 Madison Avenue, 21st Floor, New York, NY 10017.

Interested Trustee and Officers

Name (year of birth)	Position	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer
Jonathan Steinberg (1964)	Trustee, President*	Trustee and Officer since 2005	President, WisdomTree Trust since 2005; Chief Executive Officer of WisdomTree Investments, Inc. and Director of WisdomTree Investments, Inc. since 1989.	47	None.

Amit Muni (1969)	Treasurer,* Assistant Secretary*	Officer since 2008	Chief Financial Officer and Assistant Secretary of WisdomTree Investments, Inc. since March 2008; International Securities Exchange Holdings, Inc. (ISE), Controller and Chief Accounting Officer from 2003 to 2008.	47	None.

Richard Morris (1967)	Secretary,* Chief Legal Officer*	Officer since 2005	General Counsel of WisdomTree Asset Management since 2009; Chief Compliance Officer of WisdomTree Trust since 2009; Deputy General Counsel of WisdomTree Investments, Inc. since 2005; Senior Counsel at Barclays Global Investors, N.A. from 2002 to 2005.	47	None.

+	As of August 31, 2011.

*	Elected by and serves at the pleasure of the Board of Trustees.

WisdomTree Currency, Fixed Income and Alternative Funds	85

Trustees and Officers Information (unaudited) (concluded)

Independent Trustees

Name (year of birth)	Position	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee
Gregory Barton (1961)*	Trustee	Trustee since 2006	Executive Vice President of Business and Legal Affairs, General Counsel and Secretary of TheStreet, Inc., 2009 to present; General Counsel of Martha Stewart Living Omnimedia, Inc. from 2007 to 2008; Executive Vice President of Licensing and Legal Affairs, General Counsel and Secretary of Ziff Davis Media Inc. from 2004 to 2007; Executive Vice President of Legal Affairs, General Counsel and Secretary of Ziff Davis Media Inc. from 2002 to 2004; President from 2001 to 2002, Chief Financial Officer from 2000 to 2002, Vice President of Business Development from 1999 to 2001 and General Counsel and Secretary from 1998 to 2002 of WisdomTree Investments, Inc.	47	Trustee, GLG Investment Series Trust; Trustee, Man Long Short Fund

Toni Massaro (1955)**	Trustee	Trustee since 2006	Dean Emerita at University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	47	None.

Victor Ugolyn (1947)	Trustee, Chairman of the Board of Trustees	Trustee since 2006	Private Investor - 2005 to Present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds 1991 to 2004.	47	Member of Board of New York Society of Security Analysts; Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame

+	As of August 31, 2011.

*	Chair of the Audit Committee.

**	Chair of the Governance and Nominating Committee.

86	WisdomTree Currency, Fixed Income and Alternative Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended August 31, 2011 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year ended August 31, 2011 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
Brazilian Real Fund	100%	0%
Chinese Yuan Fund	0%	0%
Commodity Currency Fund	100%	0%
Emerging Currency Fund	100%	0%
Euro Fund	0%	0%
Indian Rupee Fund	100%	0%
Japanese Yen Fund	0%	0%
New Zealand Dollar Fund	100%	0%
South African Rand Fund	100%	0%
Asia Local Debt Fund	0%	0%
Emerging Markets Local Debt Fund	0%	0%
Global Real Return Fund (consolidated)	0%	0%
Managed Futures Strategy Fund (consolidated)	0%	0%

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year ended August 31, 2011 to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Brazilian Real Fund	$—	$—
Chinese Yuan Fund	—	—
Commodity Currency Fund	—	—
Emerging Currency Fund	—	—
Euro Fund	—	—
Indian Rupee Fund	—	—
Japanese Yen Fund	—	—
New Zealand Dollar Fund	—	—
South African Rand Fund	—	—
Asia Local Debt Fund	5,607,347	258,850
Emerging Markets Local Debt Fund	32,090,865	991,972
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—

WisdomTree Currency, Fixed Income and Alternative Funds	87

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 866-909-9473; or writing to: WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the Securities and Exchange Commission (“SEC”) no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov, and are also available by calling the Trust at 1-866-909-WISE. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102 or (iii) sending your request electronically to publicinfosec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

Each Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

88	WisdomTree Currency, Fixed Income and Alternative Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2011:

WisdomTree Domestic Dividend Funds

WisdomTree Total Dividend Fund (DTD)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree International Dividend Funds

WisdomTree DEFA Fund (DWM)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Global ex-U.S. Growth Fund (DNL)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree International Hedged Equity Fund (HEDJ)

WisdomTree International Dividend Sector Funds

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Domestic and International Earnings Funds

WisdomTree Total Earnings Fund (EXT)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree LargeCap Growth Fund (ROI)

WisdomTree India Earnings Fund (EPI)

WisdomTree Currency Funds

WisdomTree Dreyfus Brazilian Real Fund (BZF)

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

WisdomTree Dreyfus Commodity Currency Fund (CCX)

WisdomTree Dreyfus Emerging Currency Fund (CEW)

WisdomTree Dreyfus Euro Fund (EU)

WisdomTree Dreyfus Indian Rupee Fund (ICN)

WisdomTree Dreyfus Japanese Yen Fund (JYF)

WisdomTree Dreyfus New Zealand Dollar Fund (BNZ)

WisdomTree Dreyfus South African Rand Fund (SZR)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as series of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the WisdomTree Trust. None of the WisdomTree entities are affiliated with ALPS Distributors, Inc., the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, or delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you can not invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Funds that focus investments in one country or region are subject to the impact of events and developments associated with the country or region, which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk, interest rate fluctuations, and derivative investment risk. Derivatives can be volatile and may be less liquid than other securities. As these Funds can have a high concentration in some issuers, the Funds can be adversely impacted by changes affecting issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and/or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. One of the risks associated with the Managed Futures Strategy Fund and the Global Real Return Fund is the complexity of the different factors which contribute to the Funds’ performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in the Managed Futures Strategy Fund is speculative, involves a substantial degree of risk, and should not constitute an investor’s entire portfolio. The Managed Futures Strategy Fund should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw”, the Managed Futures Strategy Fund may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the Currency Funds, Fixed Income Funds, Managed Futures Strategy Fund or Global Real Return Fund attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

380 Madison Avenue, 21st Floor

New York, NY 10017

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Currency Income Funds

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Commodity Currency Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Euro Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus New Zealand Dollar Fund

WisdomTree Dreyfus South African Rand Fund

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Emerging Markets Local Debt Fund

Alternative Funds

WisdomTree Global Real Return Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with the Dreyfus Corporation or Mellon Capital Management Corp.

WIS003500 10/2012

Item 2.	Code of Ethics.

(a)  The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to persons appointed by the Registrant’s Board of Trustees as the President and Chief Executive Officer, Chief Financial Officer, Treasurer and/or Chief Accounting Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2011, there were no amendments to any provision of the Code of Ethics. A copy of this code is filed with this Form N-CSR under Item 12(a) (1).

(b)  Not applicable.

(c)  The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)   Not applicable.

(f) The	Trust’s Code of Ethics is attached hereto as an exhibit.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Greg Barton, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirteen funds of the Registrant for which the fiscal year-end is August 31, 2011 and whose annual financial statements are reported in Item 1.

(a)  Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2011 for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

2011: $230,520

2010: $153,801

(b)  Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2011 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2011: $0

2010: $0

(c)  Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2011: $85,222

2010: $69,200

(d)  All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2011 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:

2011: $0

2010: $0

(e)  Audit Committee Pre-Approval Policies and Procedures.

(i)  Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(ii)  The Registrant’s Audit Committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c) (7) (A) of Rule 2-01 of Regulation S-X.

(f)  The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)  The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) that for the fiscal year ended August 31, 2011 are as follows:

2011: $85,222

2010: $69,200

(h)  Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are Greg Barton, Toni Massaro and Victor Ugolyn.

Item 6.	Schedule of Investments.

The schedules are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the President and Treasurer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, is made known to them by others within those entities.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)  Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a)(2)  Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)  Not applicable.

(b)  Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WisdomTree Trust

By:    /s/    Jonathan L. Steinberg

Name: Jonathan L. Steinberg

Title: President

Date: November 09, 2011

By:    /s/    Amit Muni

Name: Amit Muni

Title: Treasurer

Date: November 09, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/    Jonathan L. Steinberg

Name: Jonathan L. Steinberg

Title: President

Date: November 09, 2011

By:    /s/    Amit Muni

Name: Amit Muni

Title: Treasurer

Date: November 09, 2011